UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09037

Nuveen Investment Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Taxable Bond Funds

For investors seeking attractive monthly income and portfolio diversification potential.

Annual Report

September 30, 2010

Nuveen Short Duration Bond Fund	Nuveen Multi-Strategy Core Bond Fund	Nuveen High Yield Bond Fund	Nuveen Symphony Credit Opportunities Fund

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors. Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $160 billion of assets across several high-quality affiliates, will manage a combined total of about $185 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital.

The transaction is expected to close late in 2010, subject to customary conditions.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

Recent months have revealed the fragility and disparity of the global economic recovery.

In the U.S., the rate of economic growth has slowed as various stimulus programs wind down, exposing weakness in the underlying economy. In contrast, many emerging market countries are experiencing a return to comparatively high rates of growth. Confidence in global financial markets has been undermined by concerns about high sovereign debt levels in Europe and the U.S. Until these countries can begin credible programs to reduce their budgetary deficits, market unease and hesitation will remain. On a more encouraging note, while the global recovery is expanding existing trade imbalances, policy makers in the leading economies are making a sustained effort to create a global framework through which various countries can take complimentary actions that should reduce those imbalances over time.

The U.S. economy is subject to unusually high levels of uncertainty as it struggles to recover from a devastating financial crisis. Unemployment remains stubbornly high, due to what appears to be both cyclical and structural forces. Federal Reserve policy makers are implementing another round of quantitative easing, a novel approach to provide support to the economy. However, the high levels of debt owed both by U.S. consumers and the U.S. government limit the Fed’s ability to engineer a stronger economic recovery.

The U.S. financial markets reflect the crosscurrents now impacting the U.S. economy.

Today’s historically low interest rates reflect the Fed’s intervention in the financial markets and the demand for U.S. government debt by U.S. and overseas investors looking for a safe haven for investment. The continued corporate earnings recovery and recent electoral results are giving a boost to equity markets. Encouragingly, financial institutions are rebuilding their balance sheets and the financial reform legislation enacted last summer has the potential to address many of the most significant contributors to the financial crisis, although the details still have to be worked out.

In this difficult environment your Nuveen investment team continues to seek sustainable investment opportunities and, at the same time, remains alert for potential risks that may result from a recovery still facing many headwinds. As your representative, the Nuveen

Fund Board monitors the activities of each investment team to assure that all maintain their investment disciplines. As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

November 22, 2010

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings refers to the highest rating assigned by a Nationally Recognized Statistical Rating Organization (“NRSRO”) such as Standard & Poor’s, Moody’s, or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

Effective January 31, 2010, the Nuveen Multi-Strategy Income Fund changed its name to Nuveen Multi-Strategy Core Bond Fund. There was no change in the Fund’s investment objectives, policies or portfolio management personnel.

The Nuveen Short Duration Bond Fund, Nuveen Multi-Strategy Core Bond Fund and Nuveen High Yield Bond Fund feature portfolio management by the Taxable Fixed Income group of Nuveen Asset Management. The Nuveen Symphony Credit Opportunities Fund, which commenced operations on April 28, 2010, features portfolio management by Symphony Asset Management LLC, an affiliate of Nuveen Investments. We recently spoke with Andrew Stenwall, Chief Investment Officer and Co-Director of Taxable Fixed Income at Nuveen Asset Management, who leads the portfolio management team for the Nuveen Short Duration Bond, Multi-Strategy Core Bond and High Yield Bond Funds, as well as Gunther Stein and Jenny Rhee who manage the Nuveen Symphony Credit Opportunities Fund. Each discussed economic and market conditions, the performance of the Funds and their management strategies for the twelve-month period ended September 30, 2010.

What were the general economic and market conditions throughout the twelve-month reporting period ended September 30, 2010?

During this period, the U.S. economy remained under considerable stress, and both the Federal Reserve (Fed) and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed held the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to this record low level in December 2008. At its September 2010 meeting, the central bank renewed its commitment to keep the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also stated that it was “prepared to take further policy actions as needed” to support economic recovery. The federal government continued to focus on implementing the economic stimulus package passed early in 2009 that was intended to provide job creation, tax relief, fiscal assistance to state and local governments, and expand unemployment benefits and other federal social welfare programs.

These and other measures produced some signs of economic improvement. In the third quarter of 2010, the U.S gross domestic product achieved a preliminary growth rate of 2.0% on an annualized basis, the fifth consecutive quarter of positive growth and the first time this has been achieved since 2007-2008. The housing market also saw some improvement, with the average home price in the Standard & Poor’s (S&P)/Case-Shiller index rising 1.7% over the twelve months ended August 2010 (the most recent data available at the time this report was produced). This put home prices nationally up 6.7%

2	Nuveen Investments

from their low point in April 2009 and back to levels on par with those of late 2003. At the same time, inflation remained relatively tame, as the Consumer Price Index rose just 1.1% year-over-year as of September 2010. However, unemployment remained at historically high levels. As of September 2010, the national unemployment rate was 9.6%, down from 9.8% in September 2009.

The high yield market, which significantly outperformed equities in 2009, continued to perform well through the first quarter of 2010. By the end of April, however, sovereign debt credit concerns in Europe, uncertainty about China’s growth, the impact of pending financial reform and anemic U.S. job growth led many investors to believe that the gradual global recovery might begin to take a turn for the worse. While the second quarter was dominated by fears surrounding the European sovereign debt crisis, largely benign results from the European bank stress tests helped provide some reassurance. More optimism returned in the third quarter of 2010, as many investors’ fears about a “double-dip recession” subsided. While U.S. growth continued to be sluggish through this period, emerging markets and core European nations showed signs of expansion, resulting in an increased willingness to invest in assets perceived to be riskier.

Despite the volatility in the markets throughout the twelve-month period, new issuance for high yield reached over $170 billion year-to-date, with approximately $140 billion of institutional loans. The new issuance was met by heavy demand from both institutional and retail investors and most new issues continue to trade favorably. Much of this debt issuance is also being used to refinance existing debt and therefore much of the overall supply increase is offset.

How did the Funds perform during the twelve-month period ended September 30, 2010?

The table on page eight provides performance information for the Funds for the one-year, five-year and since-inception periods ended September 30, 2010. The table also compares each Fund’s performance to various indexes. Over this period, the Class A Shares at net asset value of the Short Duration Bond and Multi-Strategy Core Bond Funds outperformed the comparative Citigroup indexes and underperformed the relevant Lipper group indexes. The Class A Shares at net asset value of the High Yield Bond Fund outperformed both the comparative Citigroup and Lipper indexes, while the same share class of the Credit Opportunities Fund outperformed its comparative indexes for the five-month period from the Fund’s inception on April 28, 2010, through September 30, 2010. A more detailed account of each Fund’s relative performance is provided later in this report.

What are the Funds’ investment strategies and how were they applied during the twelve-month period ended September 30, 2010? How did these strategies influence performance?

Nuveen Short Duration Bond Fund

Over the reporting period, the Nuveen Taxable Fixed Income team maintained its basic strategy of seeking to maximize total return through an active, risk managed approach that employed bottom-up analysis with deep specialization that looked at issuer fundamentals and relative value. By diversifying active investment strategies in the portfolio, we believe that we can manage portfolio returns across a wide array of economic and market environments. We employ fundamental credit analysis in an attempt to limit default risk and enhance returns throughout the credit cycle. We diversify

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across global interest rates in an effort to capture value in non U.S. bonds on a currency-hedged basis. We also use a quantitative approach to mortgage- and asset-backed securities analysis designed to evaluate both prepayment and credit risk and capture relative value. Lastly, we actively manage our non-U.S. dollar positions, which are designed to take advantage of changes in the value of the dollar versus other currencies.

During this reporting period, the Fund benefited from our high yield positions, especially in the manufacturing, energy, service and financial sectors. Generally speaking, lower quality, higher yielding sectors outperformed higher quality, lower yielding sectors. Our positions in asset-backed securities (ABS) also performed well, particularly the ABS backed by credit cards and automobile loans. Our corporate bond positions in the finance, manufacturing, energy, services and utilities sectors all contributed positively to the Fund’s performance as well.

While our positions in commercial mortgage-backed securities (CMBS) aided the Fund’s performance on a relative basis, our significant underweight versus the Lipper group accounted for much of the Fund’s underperformance against that index. We believe there are opportunities in CMBS, especially in the well-structured senior tranches. However, we remain wary of the mezzanine bonds and junior tranches. Also contributing to the Fund’s underperformance versus its Lipper group was its slightly shorter duration.

The Fund also used interest rate swaps to manage its exposure to U.S. interest rates. Looking at global fixed-income markets during the period, we generally had long exposure to securities issued in Australia, Colombia, Canada, Mexico, New Zealand, Turkey, Taiwan, Israel and Brazil. We generally had short exposure to securities issued in South Africa, Sweden, Norway, South Korea, Hungary, Norway, the United Kingdom, Czech Republic, Switzerland and Chile. Combined, these positions positively contributed to the Fund’s performance during the reporting period. In particular, our long positions in Colombia and Mexico positively contributed to performance.

We also employed a currency overlay strategy, which involved taking both long (owning the actual security) and short (the Fund does not own the security, but has sold short through the delivery of a borrowed security) positions to manage the Fund’s currency exposure risk. Throughout the period, we were generally long the Australian dollar, Colombian peso, Canadian dollar, Mexican peso, New Zealand dollar, Turkish lira, Taiwan dollar, Israeli shekel and Brazilian real. We generally had short exposure to the South African rand, Swedish krona, Norwegain krone, South Korean won, Hungarian forint, British pound, Czech koruna, Swiss franc and Chilean peso. The strategy slightly detracted from performance. In particular, our positions in the Swedish krona, Swiss franc and Hungarian forint detracted from performance.

As of September 30, 2010, the Fund was using derivatives to reduce its sensitivity to overall interest rate movements and increase its exposure to certain currencies. On balance, the use of derivatives slightly reduced the Fund’s overall risk of loss, but made it more likely that the Fund’s performance might underperform its comparative indexes.

Nuveen Multi-Strategy Core Bond Fund

During the reporting period, we continued to employ an investment strategy similar to the one used for the Nuveen Short Duration Bond Fund. We sought to maximize total return through an active, risk managed, relative value approach. By diversifying active investment strategies in the portfolio, we believed that we could better manage portfolio returns across a wide array of economic and market environments.

4	Nuveen Investments

As with the Nuveen Short Duration Bond Fund, our high yield positions benefited performance, especially in the manufacturing, finance, energy and service sectors. Generally speaking, lower quality, higher yielding sectors outperformed higher quality, lower yielding sectors throughout the period. Also, our positions in asset-backed securities (ABS) performed well during the reporting period, particularly the ABS backed by credit cards and automobile loans. Our corporate bond positions in the finance, manufacturing, energy, services and utilities sctors all contributed positively to the Fund’s performance as well.

While our positions in commercial mortgage-backed securities (CMBS) aided the Fund’s performance on a relative basis, our significant underweight versus the Lipper group accounted for the Fund’s underperformance compared with this index. We believe there are opportunities in CMBS, especially in the well-structured senior tranches. However, we remain wary of the mezzanine bonds and junior tranches.

The Fund also used interest rate swaps to manage its exposure to U.S. interest rates. Looking at global fixed-income markets during the period, we generally had long exposure to securities issued in Australia, Colombia, Canada, Mexico, New Zealand, Turkey, Taiwan, Israel and Brazil. We generally had short exposure to securities issued in South Africa, Sweden, Norway, South Korea, Hungary, Norway, the United Kingdom, Czech Republic, Switzerland and Chile. Combined, these positions positively contributed to the Fund’s performance during the reporting period. In particular, our long positions in Colombia and Mexico positively contributed to performance.

We also employed a currency overlay strategy, which involved taking both long (owning the actual security) and short (the Fund does not own the security, but has sold short through the delivery of a borrowed security) positions to manage the Fund’s currency exposure risk. Throughout the period, we were generally long the Australian dollar, Colombian peso, Canadian dollar, Mexican peso, New Zealand dollar, Turkish lira, Taiwan dollar, Israeli shekel and Brazilian real. We generally had short exposure to the South African rand, Swedish krona, Norwegain krone, South Korean won, Hungarian forint, British pound, Czech koruna, Swiss franc and Chilean peso. The strategy slightly detracted from performance. In particular our positions in the Swedish krona, Swiss franc and Hungarian forint detracted from performance.

As of September 30, 2010, the Fund was using derivatives in some cases to reduce its sensitivity to overall interest rate movements and in other cases to add exposure to certain currencies. On balance, the use of derivatives slightly increased the Fund’s risk of loss, but reduced the risk that it would underperform its comparative indexes.

Nuveen High Yield Bond Fund

Throughout the reporting period, we sought to maximize total return by investing in a diversified portfolio of high yield corporate debt securities. We continued to employ a disciplined, analytical, bottom-up approach with deep specialization that looked at issuer fundamentals and relative value. The Fund focused on BB/B rated credits, seeking securities with improving fundamentals and relatively strong cash flows that appeared underpriced compared to industry peers.

Sector selection continues to play an important role in navigating the high yield market, particularly during periods of high market volatility. The high yield market as a whole performed extremely well over the reporting period, as investors looked to invest in higher-yielding, lower quality sectors.

Nuveen Investments	5

Our sector selection versus the Citigroup High Yield BB/B Index positively impacted the Fund’s performance. In particular, our overweight in the manufacturing and transportation sectors helped the Fund’s return. Our security selection in the service sector also aided performance. However, our underweight in the banking/finance sector negatively impacted relative performance, as well as security selection in the utilities sector.

The Fund is limited in the amount of CCC-rated issues it can buy. Therefore, in many cases, we could not fully participate in CCC-rated sectors or issues that showed strong performance over the reporting period. While our smaller CCC-rated allocation may have detracted from relative performance during the strong rally in the high yield market during this period, we believe shareholders may benefit from these lower allocations if the market begins to sell off.

As of September 30, 2010, the only derivative products in use by the Fund were credit default swaps. The Fund received income for entering into these transactions, but they did increase the Fund’s risk of loss and risk that it would underperform its comparative indexes.

Nuveen Symphony Credit Opportunities Fund

Launched in April 2010, the Fund was still in its initial invest up phase at the end of this initial reporting period. In this start-up process, we targeted predominantly non-investment grade corporate debt obligations — high yield bonds, senior loans, and convertible bonds — in an opportunistic fashion. The Fund is designed to leverage Symphony Asset Management’s industry-focused research process in a fully-integrated approach to non-investment grade corporate credit. The Fund’s investment team looks actively across the debt side of a company’s balance sheet in search of total return opportunities.

The Fund utilizes a catalyst-driven approach to making investments, seeking an attractive level of income while focusing on near-term agents or events that might lead to additional total return. Catalysts might include restructurings, refinancings, mergers & acquisitions, or near-term maturity/liquidity events, as well as earnings announcements, or credit rating changes. Symphony believes these types of events will continue to occur as the credit market looks to restructure and de-lever following the credit crisis.

The Fund is managed by an integrated team of industry specialists that makes investments across the entire capital structure of companies in a wide range of sectors. Symphony believes that aggregating and analyzing information across these interrelated markets and understanding industry dynamics is critical to managing total return credit strategies.

The Fund’s portfolio holdings are not designed to look like an index fund. While the Fund has a blended benchmark it will seek to outperform, Symphony does not seek to achieve results by tweaking an index with a “top-down” optimization. The Fund has been built from the “bottom up,” using Symphony’s internal fundamental research process and risk-management capabilities. This may result in a lower correlation to indexes than other funds with similar mandates.

The Fund seeks to take advantage of what Symphony believes will be an expanding market that is well suited for “credit pickers” for the foreseeable future, a market that lends itself well to deep fundamental research.

This outperformance for this initial period was largely the result of individual credit selection. The Fund-level yield was, on average, slightly lower than many other funds within the peer group. Our outperformance for this initial period was primarily a result of

6	Nuveen Investments

*	Since inception returns for the Short Duration Bond Fund, Multi-Strategy Core Bond Fund, High Yield Bond Fund and their comparative indexes are from 12/20/04. Cumulative since inception returns for the Symphony Credit Opportunities Fund and its comparative indexes are from 4/28/10.

1	The Lipper Short Investment Grade Debt Funds Index represents the average total return for the 30 largest funds in the Lipper Short Investment Grade Debt Funds Category for the period ended September 30, 2010. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper index.

strong total return and also keeping enough cash on hand to remain nimble as opportunities presented themselves.

For this Fund, “bottom up” means two things. First, when we constructed the Fund’s portfolio we built it on a name-by-name basis and did not optimize from an index or blended index. Second, we analyzed each company in the Fund’s portfolio very closely and looked holistically at the company and how various situations in the future may play out at each point in its capital structure. In the current environment, we expect balance sheets to be highly fluid — which can create catalysts. Pure relative value analysis generally ignores catalysts. We believe both elements are very important.

During the first five months of operations, we had three issuers in particular that generated outsize performance within a defined period of time. One was Skilled Healthcare (SKH), where the Fund owned the 2015 Term Loan and an 11% 2014 Senior Notes. Skilled Healthcare operates assisted living facilities in a number of western states, including 22 facilities in California. The company was hit with a $670 million legal judgment in July 2010 relating to a class-action lawsuit that was filed against the company in California. Upon the news, SKH senior loans and unsecured high yield bonds both traded down precipitously within a short period of time.

Skilled Healthcare is a company with which we are very familiar. One very important piece of public information that was not immediately known to the broader market is that within the company’s senior credit agreement there was language which effectively subordinated much of this legal risk, mitigating exposure of the senior lenders to the judgment. Further, the unsecured holders also had less risk than many initially thought due to high probability of settlement.

Reacting to the ruling and subsequent sell off, we began to buy the firm’s senior loans and high yield bonds for the Fund. The position paid off as SKH debt recovered quickly ahead of a $50 million settlement announced in early September.

Another holding that performed well involved Western Refining Floating Rate 2014 Senior Secured Notes. Western Refining operates refineries mostly in the Southwestern United States and has been undergoing a restructuring/deleveraging plan that benefited the company and helped the valuation of our positions.

Another strategy that has paid off was targeting firms that have debt levels that are either being refinanced or paid down entirely. Some of these companies include Delta Airlines and Burlington Coat Factory, where the Fund held positions in the Second Lien Loans and Term Loan B, respectively, during the period.

There were also a few positions we purchased that detracted from performance within the first five months of operation. One such situation was Edgen Murray 12.25% 2015 Senior Secured Notes. Edgen Murray is a global distributor of steel products to the oil & gas industry. The company has been negatively impacted by volatile steel prices and an uncertain economic outlook, which has led its customers to reduce inventories and the size of orders.

Another holding that detracted from performance during the period was Open Solutions 9.75% 2015 Senior Subordinated Notes. Open Solutions develops enterprise data and technology solutions for financial firms. This is a position where there was no company-specific news that drove the bonds marginally lower during the quarter, but instead poor technical conditions during the period following our initial purchase.

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2	The Citigroup 1-3 Year Treasury Index is an index comprised of U.S. Treasury Notes and Bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). The returns assume reinvestment of dividends, but do not reflect any sales charges or management fees. An index is not available for direct investment.

3	The Lipper Intermediate Investment Grade Debt Funds Index represents the average total return for the 30 largest funds in the Lipper Intermediate Investment Grade Debt Funds Category for the period ended September 30, 2010. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper index.

4	The Citigroup Broad Investment Grade Bond Index is an unmanaged index generally considered representative of the U.S. investment grade bond market. The returns assume reinvestment of dividends, but do not reflect any sales charges or management fees. An index is not available for direct investment.

5	The Lipper High Current Yield Funds Index represents the average total return for the 30 largest funds in the Lipper High Current Yield Funds Category for the period ended September 30, 2010. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper index.

6	The Citigroup High Yield BB/B Index is a market capitalization-weighted index that comprises all high-yield issues rated BB or B by Standard & Poor’s for which Citigroup calculates a monthly return. The returns assume reinvestment of dividends, but do not reflect any sales charges or management fees. An index is not available for direct investment.

7	The Merrill Lynch/Credit Suisse Blended Index is comprised 60% of the Merrill Lynch High Yield Master II Index and 40% Credit Suisse Leveraged Loan Index. The Merrill Lynch U.S. High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds having maturities of one year or more and a credit rating lower than BBB-/Baa3, but are not in default. The Credit Suisse Leveraged Loan Index is a representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

One other position where we had mixed results was with Avaya, a telecommunications firm. We had exposure to both the 12.125% 2015 Payment-in-Kind (PIK) Notes and the Term Loan B-3. During the period, Avaya’s PIK Notes were off slightly, but that was offset by the Fund’s exposure to Avaya’s Term Loan, which we owned in addition to the PIK notes. The net effect was a small positive for our overall exposure to Avaya.

Class A Shares – Average Annual Total Returns as of 9/30/10

	Average Annual
	1-Year	5-Year	Since Inception*
Nuveen Short Duration Bond Fund
A Shares at NAV	4.36%	4.83%	4.28%
A Shares at Offer	2.29%	4.41%	3.91%
Lipper Short Investment Grade Debt Funds Index[1]	6.15%	3.89%	3.58%
Citigroup 1-3 Year Treasury Index[2]	2.47%	4.30%	3.92%
Nuveen Multi-Strategy Core Bond Fund
A Shares at NAV	9.49%	6.84%	6.13%
A Shares at Offer	5.37%	6.03%	5.43%
Lipper Intermediate Investment Grade Debt Funds Index[3]	11.33%	5.75%	5.31%
Citigroup Broad investment Grade Bond Index[4]	7.77%	6.40%	6.04%
Nuveen High Yield Bond Fund
A Shares at NAV	17.31%	6.41%	5.80%
A Shares at Offer	11.71%	5.38%	4.91%
Lipper High Current Yield Funds Index[5]	17.16%	6.00%	5.59%
Citigroup High Yield BB/B Index[6]	15.69%	5.83%	5.61%
Nuveen Symphony Credit Opportunities Fund
A Shares at NAV	N/A	N/A	4.48%
A Shares at Offer	N/A	N/A	-0.49%
Merrill Lynch/Credit Suisse Blended Index[7]	N/A	N/A	3.48%
Lipper High Current Yield Funds Index[5]	N/A	N/A	3.48%
Merrill Lynch U. S. High Yield Master II Index[7]	N/A	N/A	4.45%

Returns less than one year are cumulative; all other returns are annualized.

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. The Class A Share maximum sales charge is 4.75% for the High Yield Fund, 3.75% for the Multi-Strategy Core Bond Fund, 2.00% for the Short Duration Fund, and 4.75% for the Credit Opportunities Fund. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

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Nuveen Short Duration Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Multi-Strategy Core Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with their corresponding indexes. Returns would be different for other share classes. The inception date for both Funds is 12/20/04. The Lipper Short Investment Grade Debt Funds Index represents the average total return for the 30 largest funds in the Lipper Short Investment Grade Debt Funds Category. The Citigroup 1-3 Year Treasury Index is an index comprised of U.S. Treasury Notes and Bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). The Lipper Intermediate Investment Grade Debt Funds Index represents the average total return of the 30 largest funds in the Lipper Intermediate Investment Grade Debt Funds Category. The Citigroup Broad Investment Grade Bond Index is an unmanaged index generally considered representative of the U.S. investment grade bond market. The index returns assume reinvestment of dividends, but do not reflect any sales charges or management fees. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A shares (2.00% for the Short Duration Bond Fund and 3.75% for the Multi-Strategy Core Bond Fund) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

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Nuveen High Yield Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Symphony Credit Opportunities Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. Returns would be different for other share classes. The inception date for the High Yield Bond Fund is 12/20/04, and for Symphony Credit Opportunities Fund is 4/28/10. The Lipper High Current Yield Funds Index represents the average total return of the 30 largest funds in the Lipper High Current Yield Funds Category. The Citigroup High Yield BB/B Index is a market capitalization weighted index that comprises all high-yield issues rated BB or B by Standard & Poor’s for which Citigroup calculates a monthly return. The Merrill Lynch/Credit Suisse Blended Index is comprised 60% of the Merrill Lynch High Yield Master II Index and 40% Credit Suisse Leveraged Loan Index. The Merrill Lynch U.S. High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds having maturities of one year or more and a credit rating lower than BBB-/Baa3, but are not in default. The Credit Suisse Leveraged Loan Index is a representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. The index returns assume reinvestment of dividends, but do not reflect any sales charges or management fees. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. Both Nuveen Funds’ returns include reinvestment of all dividends and distributions, and both Funds’ returns at the offer price depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (4.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

10	Nuveen Investments

Fund Spotlight as of 9/30/10 Nuveen Short Duration Bond Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbol	NSDAX	NSCDX	NSDTX	NSDRX
Net Asset Value (NAV)	$19.82	$19.85	$19.80	$19.78
Latest Dividend[1]	$0.0510	$0.0390	$0.0470	$0.0550
Inception Date	12/20/04	12/20/04	8/04/08	12/20/04

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 2.00% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 9/30/10

A Shares	NAV	Offer
1-Year	4.36%	2.29%
5-Year	4.83%	4.41%
Since Inception	4.28%	3.91%

C Shares	NAV
1-Year	3.65%
5-Year	4.06%
Since Inception	3.52%

R3 Shares	NAV
1-Year	4.06%
5-Year	4.57%
Since Inception	4.01%

I Shares	NAV
1-Year	4.52%
5-Year	5.07%
Since Inception	4.50%
Yields

A Shares	NAV	Offer
Dividend Yield[4]	3.09%	3.03%
30-Day Yield[4]	1.39%	—
SEC 30-Day Yield[5]	—	1.37%

C Shares	NAV
Dividend Yield[4]	2.36%
SEC 30-Day Yield[4]	0.63%

R3 Shares	NAV
Dividend Yield[4]	2.85%
SEC 30-Day Yield[4]	1.14%

I Shares	NAV
Dividend Yield[4]	3.34%
SEC 30-Day Yield[4]	1.65%

Portfolio Credit Quality2

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Allocation3

Net Assets ($000)	$187,311

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.14%	0.85%
Class C	1.88%	1.60%
Class R3	1.38%	1.10%
Class I	0.86%	0.60%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse certain expenses through January 31, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid October 1, 2010. This is the latest monthly dividend declared during the period covered by this report. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 — General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders for further information.

2	As a percentage of total investments (excluding structured notes, short-term investments and investments in derivatives) as of September 30, 2010. Holdings are subject to change.

3	As a percentage of total investments (excluding investments in derivatives) as of September 30, 2010. Holdings are subject to change.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

Nuveen Investments	11

Fund Spotlight as of 9/30/10 Nuveen Short Duration Bond Fund

Corporate Debt: Industries[1]
Oil, Gas & Consumable Fuels	12.2%
Diversified Telecommunication Services	10.3%
Commercial Banks	9.5%
Media	5.1%
Diversified Financial Services	4.5%
Wireless Telecommunication Services	4.2%
Capital Markets	4.1%
Insurance	3.6%
Chemicals	3.6%
Multi-Line Retail	3.4%
Electric Utilities	3.4%
Commercial Services & Supplies	3.0%
Aerospace & Defense	2.2%
Energy Equipment & Services	2.1%
Metals & Mining	1.9%
IT Services	1.9%
Auto Components	1.9%
Machinery	1.8%
Specialty Retail	1.7%
Hotels, Restaurants & Leisure	1.7%
Electronic Equipment & Instruments	1.5%
Household Products	1.5%
Tobacco	1.5%
Other	13.4%

1	As a percentage of total corporate debt holdings as of September 30, 2010. Corporate debt holdings include corporate bonds (high-yield investment grade rated), senior loans, convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. The percentage of “Other” corporate debt represents the total of all corporate debt industries that recalculated to less than 1.5% of total corporate debt holdings. Holdings are subject to change.

Risk Considerations

An investment in the Fund is subject to credit risk, the risk that an issuer of a bond will be unable to make interest and principal payments when due; and interest rate risk, the risk that interest rates will rise, causing bond prices to fall. The Fund is also subject to income risk, the risk that the portfolio’s income will decline when market interest rates fall. The value of the Fund’s mortgage-related securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall; and later than expected, which could happen when interest rates rise. The Fund’s potential investments in non-U.S. securities presents risks not typically associated with domestic investments such as adverse political, currency, social or regulatory developments in a country including excessive taxation, lack of liquidity or differing legal and accounting standards. These risks are magnified in emerging markets. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/10)	$1,022.50	$1,018.80	$1,021.30	$1,023.80	$1,020.91	$1,017.10	$1,019.60	$1,022.16
Expenses Incurred During Period	$4.21	$8.05	$5.52	$2.94	$4.20	$8.04	$5.52	$2.94

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.59%, 1.09% and .58% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

12	Nuveen Investments

Fund Spotlight as of 9/30/10 Nuveen Multi-Strategy Core Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbol	NCBAX	NBCBX	NCBCX	NMSTX	NCBRX
Net Asset Value (NAV)	$21.25	$21.36	$21.30	$21.26	$21.23
Latest Dividend[1]	$0.0760	$0.0635	$0.0635	$0.0720	$0.0805
Latest Capital Gain Distribution[2]	$0.0191	$0.0191	$0.0191	$0.0191	$0.0191
Inception Date	12/20/04	12/20/04	12/20/04	8/04/08	12/20/04

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 3.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 9/30/10
A Shares	NAV	Offer
1-Year	9.49%	5.37%
5-Year	6.84%	6.03%
Since Inception	6.13%	5.43%
B Shares	w/o CDSC	w/CDSC
1-Year	8.74%	4.74%
5-Year	6.14%	5.98%
Since Inception	5.43%	5.29%
C Shares	NAV
1-Year	8.85%
5-Year	6.08%
Since Inception	5.38%
R3 Shares	NAV
1-Year	9.35%
5-Year	6.60%
Since Inception	5.89%
I Shares	NAV
1-Year	9.73%
5-Year	7.11%
Since Inception	6.39%
Yields
A Shares	NAV	Offer
Dividend Yield[5]	4.29%	4.13%
30-Day Yield[5]	2.39%	—
SEC 30-Day Yield[6]	—	2.30%
B Shares	NAV
Dividend Yield[5]	3.57%
SEC 30-Day Yield[5]	1.62%
C Shares	NAV
Dividend Yield[5]	3.58%
SEC 30-Day Yield[5]	1.62%
R3 Shares	NAV
Dividend Yield[5]	4.06%
SEC 30-Day Yield[5]	2.13%
I Shares	NAV
Dividend Yield[5]	4.55%
SEC 30-Day Yield[5]	2.64%

Portfolio Credit Quality3

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Allocation4

Net Assets ($000)	$90,483

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.38%	0.95%
Class B	2.12%	1.70%
Class C	2.16%	1.70%
Class R3	1.61%	1.20%
Class I	1.06%	0.70%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse certain expenses through January 31, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid October 1, 2010. This is the latest monthly dividend declared during the period covered by this report. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 — General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders for further information.

2	Paid December 16, 2009. Capital gains are subject to federal taxation.

3	As a percentage of total investments (excluding structured notes, short-term investments and investments in derivatives) as of September 30, 2010. Holdings are subject to change.

4	As a percentage of total investments (excluding investments in derivatives) as of September 30, 2010. Holdings are subject to change.

5	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

6	The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

*	Rounds to less than 0.1%.

Nuveen Investments	13

Fund Spotlight as of 9/30/10 Nuveen Multi-Strategy Core Bond Fund

Corporate Debt: Industries[1]
Oil, Gas & Consumable Fuels	16.5%
Diversified Telecommunication Services	10.0%
Media	7.4%
Capital Markets	5.5%
Diversified Financial Services	5.2%
Commercial Banks	4.9%
Multi-Line Retail	3.7%
Energy Equipment & Services	3.7%
Wireless Telecommunication Services	3.4%
Chemicals	3.3%
Electric Utilities	3.0%
Industrial Conglomerates	2.9%
Specialty Retail	2.5%
Commercial Services & Supplies	2.3%
Food & Staples Retailing	2.2%
Hotels, Restaurants & Leisure	2.0%
Aerospace & Defense	2.0%
Metals & Mining	1.8%
Auto Components	1.6%
Household Durables	1.6%
IT Services	1.5%
Other	13.0%

1	As a percentage of total corporate debt holdings as of September 30, 2010. Corporate debt holdings include corporate bonds (high-yield investment grade rated), senior loans, convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. The percentage of “Other” corporate debt represents the total of all corporate debt industries that recalculated to less than 1.5% of total corporate debt holdings. Holdings are subject to change.

Risk Considerations

An investment in the Fund is subject to credit risk, the risk that an issuer of a bond will be unable to make interest and principal payments when due; and interest rate risk, the risk that interest rates will rise, causing bond prices to fall. The Fund is also subject to income risk, the risk that the portfolio’s income will decline when market interest rates fall. The value of the Fund’s mortgage-related securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall; and later than expected, which could happen when interest rates rise. The Fund’s potential investments in non-U.S. securities presents additional risks such as adverse political, currency, social or regulatory developments in a country including excessive taxation, lack of liquidity or differing legal and accounting standards. These risks are magnified in emerging markets. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance					Hypothetical Performance (5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/10)	$1,063.80	$1,059.80	$1,059.90	$1,062.60	$1,065.20	$1,020.41	$1,016.60	$1,016.60	$1,019.15	$1,021.66
Expenses Incurred During Period	$4.81	$8.73	$8.73	$6.10	$3.52	$4.71	$8.54	$8.54	$5.97	$3.45

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .93%, 1.69%, 1.69%, 1.18% and .68% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

14	Nuveen Investments

Fund Spotlight as of 9/30/10 Nuveen High Yield Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbol	NHYAX	NHBYX	NHYCX	NHYTX	NHYRX
Net Asset Value (NAV)	$17.44	$17.42	$17.40	$17.42	$17.42
Latest Dividend[1]	$0.1165	$0.1060	$0.1055	$0.1130	$0.1200
Inception Date	12/20/04	12/20/04	12/20/04	8/04/08	12/20/04

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 9/30/10
A Shares	NAV	Offer
1-Year	17.31%	11.71%
5-Year	6.41%	5.38%
Since Inception	5.80%	4.91%
B Shares	w/o CDSC	w/CDSC
1-Year	16.48%	12.48%
5-Year	5.58%	5.44%
Since Inception	4.98%	4.86%
C Shares	NAV
1-Year	16.49%
5-Year	5.56%
Since Inception	4.97%
R3 Shares	NAV
1-Year	17.05%
5-Year	6.12%
Since Inception	5.52%
I Shares	NAV
1-Year	17.62%
5-Year	6.65%
Since Inception	6.05%
Yields
A Shares	NAV	Offer
Dividend Yield[4]	8.02%	7.64%
30-Day Yield[4]	7.45%	—
SEC 30-Day Yield[5]	—	7.09%
B Shares	NAV
Dividend Yield[4]	7.30%
SEC 30-Day Yield[4]	6.63%
C Shares	NAV
Dividend Yield[4]	7.28%
SEC 30-Day Yield[4]	6.64%
R3 Shares	NAV
Dividend Yield[4]	7.78%
SEC 30-Day Yield[4]	7.14%
I Shares	NAV
Dividend Yield[4]	8.27%
SEC 30-Day Yield[4]	7.68%

Portfolio Credit Quality2

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Allocation3

Net Assets ($000)	$147,145

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.23%	1.20%
Class B	1.95%	1.95%
Class C	1.97%	1.95%
Class R3	1.46%	1.45%
Class I	0.97%	0.95%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse certain expenses through January 31, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid October 1, 2010. This is the latest monthly dividend declared during the period covered by this report. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 — General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders for further information.

2	As a percentage of total investments (excluding short-term investments and investments in derivatives) as of September 30, 2010. Holdings are subject to change.

3	As a percentage of total investments (excluding investments in derivatives) as of September 30, 2010. Holdings are subject to change.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

Nuveen Investments	15

Fund Spotlight as of 9/30/10 Nuveen High Yield Bond Fund

Corporate Debt: Industries[1]
Oil, Gas & Consumable Fuels	18.2%
Diversified Telecommunication Services	11.4%
Media	8.1%
Commercial Services & Supplies	6.4%
Wireless Telecommunication Services	6.1%
Auto Components	5.0%
Metals & Mining	4.5%
Containers & Packaging	3.5%
Aerospace & Defense	3.2%
IT Services	3.1%
Multi-Line Retail	3.1%
Hotels, Restaurants & Leisure	3.0%
Chemicals	2.7%
Household Durables	2.6%
Machinery	2.1%
Energy Equipment & Services	1.8%
Paper & Forest Products	1.8%
Electric Utilities	1.7%
Electronic Equipment & Instruments	1.7%
Building Products	1.7%
Multi-Utilities	1.6%
Trading Companies & Distributors	1.6%
Other	5.1%

1	As a percentage of total corporate debt holdings as of September 30, 2010. Corporate debt holdings include corporate bonds (high-yield investment grade rated), senior loans, convertible bonds and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. The percentage of “Other” corporate debt represents the total of all corporate debt industries that recalculated to less than 1.6% of total corporate debt holdings. Holdings are subject to change.

Risk Considerations

An investment in the Fund is subject to certain risks, including credit risk; the risk that an issuer of a bond will be unable to make interest and principal payments when due. Lower-rated bonds such as those held by the Fund are generally considered speculative and carry greater credit risk. The Fund also exposes you to interest rate risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The Fund’s potential investments in non-U.S. securities presents risks not typically associated with domestic investments such as adverse political, currency, social or regulatory developments in a country including excessive taxation, lack of liquidity or differing legal and accounting standards. These risks are magnified in emerging markets. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/10)	$1,070.10	$1,065.60	$1066.20	$1,068.30	$1,070.90	$1,019.15	$1,015.39	$1,015.39	$1,017.85	$1,020.41
Expenses Incurred During Period	$6.12	$10.05	$10.00	$7.41	$4.83	$5.97	$9.75	$9.75	$7.28	$4.71

For each Class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.18%, 1.93%, 1.93%, 1.44%, and .93% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16	Nuveen Investments

Fund Spotlight as of 9/30/10 Nuveen Symphony Credit Opportunities Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbol	NCOAX	NCFCX	NCORX	NCOIX
Net Asset Value (NAV)	$20.42	$20.40	$20.41	$20.43
Latest Dividend[1]	$0.1150	$0.1025	$0.1110	$0.1190
Inception Date	4/28/10	4/28/10	4/28/10	4/28/10

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Cumulative Total Returns as of 9/30/10

A Shares	NAV	Offer
Since Inception	4.48%	-0.49%

C Shares	NAV
Since Inception	4.12%	3.12%

R3 Shares	NAV
Since Inception	4.34%

I Shares	NAV
Since Inception	4.61%
Yields

A Shares	NAV	Offer
Dividend Yield[4]	6.76%	6.44%
30-Day Yield[4]	5.89%	—
SEC 30-Day Yield[5]	—	5.61%

C Shares	NAV
Dividend Yield[4]	6.03%
SEC 30-Day Yield[4]	5.12%

R3 Shares	NAV
Dividend Yield[4]	6.53%
SEC 30-Day Yield[4]	5.64%

I Shares	NAV
Dividend Yield[4]	6.99%
SEC 30-Day Yield[4]	6.14%

Portfolio Credit Quality2

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Allocation3

Net Assets ($000)	$23,456

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.32%	1.10%
Class C	2.07%	1.85%
Class R3	1.57%	1.35%
Class I	1.07%	0.85%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses and are based on an estimated $50 million average net assets for the Fund’s first full fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse certain expenses through January 31, 2013. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid October 1, 2010. This is the latest monthly dividend declared during the period covered by this report.

2	As a percentage of total investments (excluding short-term investments) as of September 30, 2010. Holdings are subject to change.

3	As a percentage of total investments as of September 30, 2010. Holdings are subject to change.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

Nuveen Investments	17

Fund Spotlight as of 9/30/10 Nuveen Symphony Credit Opportunities Fund

Corporate Debt: Industries[1]
Health Care Providers & Services	9.7%
Media	8.0%
Hotels, Restaurants & Leisure	7.5%
Chemicals	6.6%
Oil, Gas & Consumable Fuels	6.1%
Diversified Financial Services	5.8%
Food Products	4.6%
Pharmaceuticals	4.2%
Semiconductors & Equipment	3.5%
Auto Components	3.5%
Containers & Packaging	3.3%
IT Services	3.1%
Communications Equipment	2.8%
Aerospace & Defense	2.8%
Multi-Line Retail	2.6%
Wireless Telecommunication Services	2.5%
Food & Staples Retailing	2.3%
Machinery	2.2%
Diversified Telecommunication Services	2.1%
Airlines	2.1%
Specialty Retail	2.0%
Electric Utilities	1.9%
Other	10.8%

1	As a percentage of total corporate debt holdings as of September 30, 2010. Corporate debt holdings include corporate bonds (high-yield investment grade rated), senior loans, convertible bonds and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. The percentage of “Other” corporate debt represents the total of all corporate debt industries that recalculated to less than 1.9% of total corporate debt holdings. Holdings are subject to change.

Risk Considerations

Bonds and other fixed income debt securities, such as those held by the Fund, are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates and other factors. Credit risk refers to an issuer’s ability to make interest and principal payments when due. High yield or lower rated debt securities, commonly referred to as junk bonds, are generally considered speculative and carry heightened credit risk and potential for volatility. The risk of volatility is heightened for alternative or complex investment strategies.

An investment in foreign debt securities presents additional risks not typically associated with domestic investments such as adverse political, currency, economic, social or regulatory developments in a country. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle. Because the Fund currently has less assets than a larger fund, large inflows and outflows may impact the Fund’s market exposure and subsequently its performance. Redemption of a large number of shares may subject the Fund and its shareholders to leverage risk and disrupt the overall composition of the Fund’s portfolio and thereby impede the ability to pursue the investment strategy. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-Front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below reflect only the first 156 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-Front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/28/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/10)	$1,044.80	$1,041.20	$1,043.40	$1,046.10	$1,016.75	$1,013.51	$1,015.64	$1,017.82
Expenses Incurred During Period	$4.72	$8.03	$5.85	$3.63	$4.65	$7.92	$5.77	$3.58

For each Class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.08%, 1.84%, 1.34%, and .83% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 156/365 (to reflect the 156 days in the period since the Fund’s commencement of operations).

18	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust III:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Short Duration Bond Fund, Nuveen Multi-Strategy Core Bond Fund, Nuveen High Yield Bond Fund, and Nuveen Symphony Credit Opportunities Fund (each a series of the Nuveen Investment Trust III, hereafter referred to as the “Funds”) at September 30, 2010, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

November 26, 2010

Nuveen Investments	19

Portfolio of Investments

Nuveen Short Duration Bond Fund

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 26.1%

	Aerospace & Defense – 0.6%

$120	BAE Systems Holdings	6.400%	12/15/11	BBB+	$126,428

100	Boeing Capital Corporation	6.500%	2/15/12	A	107,786

235	Global Aviation Holdings, 144A	14.000%	8/15/13	BB–	252,625

215	Kratos Defense & Security Solutions Inc.	10.000%	6/01/17	B+	228,975

325	Northrop Grumman Corporation	3.700%	8/01/14	BBB	348,863
995	Total Aerospace & Defense				1,064,677
	Auto Components – 0.5%

340	American & Axle Manufacturing Inc.	7.875%	3/01/17	B–	338,725

210	ArvinMeritor Inc.	10.625%	3/15/18	Caa1	233,625

325	Lear Corporation	7.875%	3/15/18	BB+	346,125
875	Total Auto Components				918,475
	Beverages – 0.3%

225	Anheuser Busch InBev, 144A	5.375%	11/15/14	BBB+	252,786

125	Diageo Finance BV	3.875%	4/01/11	A–	127,079

240	Miller Brewing Company, 144A	5.500%	8/15/13	BBB+	264,102
590	Total Beverages				643,967
	Building Products – 0.2%

460	Ryland Group Inc.	6.625%	5/01/20	BB–	447,350
	Capital Markets – 1.1%

200	Bank of New York Mellon	4.300%	5/15/14	Aa2	219,779

325	Goldman Sachs Group, Inc.	6.600%	1/15/12	A1	346,485

585	Goldman Sachs Group, Inc.	5.500%	11/15/14	A1	643,437

150	Morgan Stanley	5.250%	11/02/12	A	160,226

575	Morgan Stanley	6.000%	5/13/14	A	631,779
1,835	Total Capital Markets				2,001,706
	Chemicals – 0.9%

365	Airgas, Inc.	4.500%	9/15/14	BBB	390,178

340	CF Industries Inc.	6.875%	5/01/18	BB+	366,775

250	E.I. Du Pont de Nemours and Company	4.750%	11/15/12	A	269,245

110	E.I. Du Pont de Nemours and Company	3.250%	1/15/15	A	117,780

205	Methanex Corporation	8.750%	8/15/12	BBB–	218,325

375	Potash Corporation of Saskatchewan	3.750%	9/30/15	A–	388,603
1,645	Total Chemicals				1,750,906
	Commercial Banks – 2.5%

350	BB&T Corporation	5.700%	4/30/14	A1	393,442

225	Citigroup Inc.	6.000%	2/21/12	A	238,741

400	Citigroup Inc.	5.850%	7/02/13	A	432,873

325	Citigroup Inc.	6.500%	8/19/13	A	359,320

225	Credit Suisse First Boston, Note	6.125%	11/15/11	Aa1	238,121

260	Fifth Third Bancorp.	6.250%	5/01/13	Baa1	284,850

300	Household Finance Corporation	6.375%	11/27/12	A	328,280

335	KeyCorp.	6.500%	5/14/13	BBB+	367,362

200	PNC Funding Corporation	5.400%	6/10/14	A	223,380

20	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Commercial Banks (continued)

$500	Regions Financial Corporation of the Bank of America	7.000%	3/01/11	BB+	$505,904

230	US Bancorp	4.200%	5/15/14	Aa3	252,258

675	Wells Fargo & Company	5.250%	10/23/12	AA–	730,827

275	Wells Fargo & Company	4.950%	10/16/13	A+	297,975
4,300	Total Commercial Banks				4,653,333
	Commercial Services & Supplies – 0.8%

60	Allied Waste North America	6.500%	11/15/10	BBB	60,396

230	Browning Ferris-Allied Waste	9.250%	5/01/21	BBB	294,324

310	GATX Corporation	4.750%	10/01/12	Baa1	326,014

310	Geokinetics Holdings Inc., 144A	9.750%	12/15/14	B–	272,800

220	PHI Inc., 144A	8.625%	10/15/18	B+	217,250

300	West Corporation	11.000%	10/15/16	B–	320,250
1,430	Total Commercial Services & Supplies				1,491,034
	Communications Equipment – 0.1%

125	Cisco Systems, Inc.	5.250%	2/22/11	A+	127,293
	Computers & Peripherals – 0.3%

170	Dell Inc.	3.375%	6/15/12	A2	177,075

100	Hewlett Packard Company	6.500%	7/01/12	A	109,748

225	Hewlett Packard Company	4.750%	6/02/14	A	252,417

125	International Business Machines Corporation (IBM)	4.950%	3/22/11	A+	127,563
620	Total Computers & Peripherals				666,803
	Consumer Finance – 0.3%

275	American Express Credit Corporation	7.300%	8/20/13	A2	316,302

300	Provident Funding Associates, 144A	10.250%	4/15/17	Ba3	310,500
575	Total Consumer Finance				626,802
	Containers & Packaging – 0.1%

135	Rock-Tenn Company	5.625%	3/15/13	BBB–	138,713

60	Tekni-Plex Inc.	10.875%	8/15/12	N/R	57,600
195	Total Containers & Packaging				196,313
	Diversified Financial Services – 1.2%

225	Capital One Financial Corporation	7.375%	5/23/14	Baa1	262,867

700	General Electric Capital Corporation	5.250%	10/19/12	AA+	754,023

850	JP Morgan Chase & Company	5.750%	1/02/13	A1	925,761

250	National Rural Utilities Cooperative Finance Corporation	7.250%	3/01/12	A	272,161
2,025	Total Diversified Financial Services				2,214,812
	Diversified Telecommunication Services – 2.7%

325	Cequel Communication Holdings I, 144A	8.625%	11/15/17	B–	344,500

100	Charter Communications, CCO Holdings LLC	7.250%	10/30/17	B	101,875

455	Cincinnati Bell Inc.	8.750%	3/15/18	B–	445,900

575	Citizens Communications Company	9.000%	8/15/31	BB	615,969

312	Cox Communications, Inc.	5.500%	10/01/15	Baa2	351,499

250	France Telecom	7.750%	3/01/11	A–	257,363

225	Insight Communications, 144A	9.375%	7/15/18	B–	240,188

480	Paetec Holding Corporation	8.875%	6/30/17	B1	504,000

Nuveen Investments	21

Portfolio of Investments

Nuveen Short Duration Bond Fund (continued)

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Diversified Telecommunication Services (continued)

$790	Qwest Communications International Inc., 144A	7.125%	4/01/18	Ba2	$833,450

310	Telecom Italia Capital	5.250%	10/01/15	BBB	334,900

200	Telefonica Emisiones SAU	4.949%	1/15/15	A–	219,049

150	Verizon Communications	5.875%	1/17/12	A	158,923

400	Verizon Global Funding Company	4.900%	9/15/15	A	455,723

165	Windstream Corporation, 144A, (WI/DD)	7.750%	10/15/20	Ba3	167,063
4,737	Total Diversified Telecommunication Services				5,030,402
	Electric Utilities – 0.9%

325	American Electric Power	5.250%	6/01/15	BBB	360,536

198	Dominion Resources Inc.	5.700%	9/17/12	A–	215,970

455	Edison Mission Energy	7.625%	5/15/27	B–	308,263

200	Exelon Generation Company LLC	5.350%	1/15/14	A3	221,941

4	FirstEnergy Corporation	6.450%	11/15/11	Baa3	4,193

400	Niagara Mohawk Power Company, 144A	3.553%	10/01/14	A–	422,410

110	West Corporation, 144A, (WI/DD)	8.625%	10/01/18	B	110,000
1,692	Total Electric Utilities				1,643,313
	Electronic Equipment & Instruments – 0.4%

365	Agilent Technologies Inc.	5.500%	9/14/15	BBB–	410,808

315	ViaSystems Inc., 144A	12.000%	1/15/15	B+	345,319
680	Total Electronic Equipment & Instruments				756,127
	Energy Equipment & Services – 0.6%

150	Halliburton Company	5.500%	10/15/10	A	150,193

275	Kinder Morgan Energy Partners, L.P.	5.850%	9/15/12	BBB	297,068

335	Linn Energy LLC Finance Corporation, 144A	7.750%	2/01/21	B	339,606

225	Rockies Express Pipeline Company, 144A	6.250%	7/15/13	BBB–	244,602
985	Total Energy Equipment & Services				1,031,469
	Food & Staples Retailing – 0.3%

325	Kroger Co.	3.900%	10/01/15	BBB	353,122

250	Safeway Inc.	6.250%	3/15/14	BBB	287,112
575	Total Food & Staples Retailing				640,234
	Food Products – 0.1%

175	Kraft Foods Inc.	5.625%	11/01/11	Baa2	183,844
	Hotels, Restaurants & Leisure – 0.4%

345	Brunswick Corporation	7.375%	9/01/23	Caa1	291,525

410	MGM Mirage Inc.	5.875%	2/27/14	CCC+	352,600

175	Tricon Global Restaurants Incorporated	8.875%	4/15/11	BBB–	182,299
930	Total Hotels, Restaurants & Leisure				826,424
	Household Durables – 0.3%

305	Meritage Homes Corporation	7.150%	4/15/20	B+	289,750

310	Norcraft Companies Finance	10.500%	12/15/15	B2	325,500
615	Total Household Durables				615,250
	Household Products – 0.4%

350	Clorox Company	3.550%	11/01/15	BBB+	376,135

350	Procter and Gamble Company	3.150%	9/01/15	AA–	377,766
700	Total Household Products				753,901

22	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Industrial Conglomerates – 0.4%

$125	Textron Financial Corporation	5.125%	2/03/11	Baa3	$125,961

365	Timken Company	6.000%	9/15/14	BBB–	406,211

155	Tyco International Group	6.000%	11/15/13	A–	175,802
645	Total Industrial Conglomerates				707,974
	Insurance – 0.9%

225	Allstate Life Global Funding	5.375%	4/30/13	AA–	248,800

250	Berkshire Hathaway Inc.	5.000%	8/15/13	AA+	276,787

400	Genworth Life Institution Funding	5.875%	5/03/13	A	423,875

275	Met Life Global Funding I	5.125%	4/10/13	AA–	299,487

475	Prudential Financial Inc.	5.100%	9/20/14	A	519,684
1,625	Total Insurance				1,768,633
	IT Services – 0.5%

455	First Data Corporation	9.875%	9/24/15	B-	374,238

230	Fiserv Inc.	6.125%	11/20/12	Baa2	251,123

300	Seagate HDD Cayman, 144A	6.875%	5/01/20	BB+	294,750
985	Total IT Services				920,111
	Machinery – 0.5%

250	Caterpillar Financial Services Corporation	6.200%	9/30/13	A	286,279

250	Greenbrier Companies, Inc.	8.375%	5/15/15	CCC	243,750

125	John Deere Capital Corporation	5.650%	7/25/11	A	130,155

200	John Deere Capital Corporation	5.250%	10/01/12	A	217,502
825	Total Machinery				877,686
	Media – 1.3%

205	Allbritton Communications Company, 144A	8.000%	5/15/18	B	206,538

20	Clear Channel Worldwide Holdings Inc., 144A	9.250%	12/15/17	B	21,300

110	Clear Channel Worldwide Holdings Inc., 144A	9.250%	12/15/17	B	117,975

150	Comcast Corporation	5.450%	11/15/10	BBB+	150,823

350	Comcast Corporation	5.850%	11/15/15	BBB+	406,065

150	Cox Communications, Inc.	7.750%	11/01/10	Baa2	150,730

185	Nielsen Finance LLC Co	11.625%	2/01/14	B	210,900

420	Sinclair Television Group, 144A	9.250%	11/01/17	Ba3	452,550

50	Sinclair Television Group, (WI/DD)	8.375%	10/15/18	B2	50,625

150	Time Warner Cable Inc.	5.400%	7/02/12	BBB	160,772

105	Time Warner Cable Inc.	6.200%	7/01/13	BBB	118,363

250	TL Acquisitions Inc., 144A	13.250%	7/15/15	CCC+	249,375

125	Walt Disney Company	5.700%	7/15/11	A	130,449

75	WMG Acquisition Group	9.500%	6/15/16	BB	80,625
2,345	Total Media				2,507,090
	Metals & Mining – 0.5%

150	ArcelorMittal	5.375%	6/01/13	BBB	161,157

200	BHP Billiton Finance Limited	5.500%	4/01/14	A+	225,229

240	Essar Steel Algoma Inc., 144A	9.375%	3/15/15	B+	242,400

140	Steel Dynamics, Inc., 144A	7.625%	3/15/20	BB+	145,950

160	Steel Dynamics, Inc.	7.375%	11/01/12	BB+	171,800
890	Total Metals & Mining				946,536

Nuveen Investments	23

Portfolio of Investments

Nuveen Short Duration Bond Fund (continued)

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Multi-Line Retail – 0.9%

$150	Costco Wholesale Corporation	5.300%	3/15/12	A+	$160,071

585	CVS Caremark Corporation	3.250%	5/18/15	BBB+	611,700

200	Home Depot, Inc.	5.400%	3/01/16	BBB+	227,987

50	Sears Holding Corporation, 144A, (WI/DD)	6.625%	10/15/18	BB+	50,391

250	Target Corporation	5.875%	3/01/12	A+	267,232

200	Toys R Us Property Company Inc., 144A	10.750%	7/15/17	B+	227,000

110	Visant Corporation, 144A	10.000%	10/01/17	Caa1	115,225
1,545	Total Multi-Line Retail				1,659,606
	Multi-Utilities – 0.2%

450	Bon-Ton Department Stores Inc.	10.250%	3/15/14	CCC+	445,500
	Oil, Gas & Consumable Fuels – 3.2%

125	Anadarko Petroleum Corporation	7.625%	3/15/14	BBB–	141,561

335	Anadarko Petroleum Corporation	6.375%	9/15/17	BBB–	369,678

100	Apache Corporation	6.250%	4/15/12	A–	108,210

345	ATP Oil & Gas Corporation, 144A	11.875%	5/01/15	CCC+	299,288

210	BP Capital Markets PLC	3.625%	5/08/14	A	217,420

405	Cenovus Energy Inc.	4.500%	9/15/14	BBB+	446,258

100	Chevron Corporation	3.950%	3/03/14	Aa1	109,439

154	Energy XXI Gulf Coast Inc.	16.000%	6/15/14	B+	175,682

240	Enterprise Products Operating Group LLP	4.600%	8/01/12	BBB–	252,865

220	Exco Resources Inc.	7.500%	9/15/18	B	219,725

225	McMoran Exploration Corporation	11.875%	11/15/14	B	248,625

450	NFR Energy LLC / Finance Corporation, 144A	9.750%	2/15/17	B	452,250

220	Offshore Group Investment Limited, 144A	11.500%	8/01/15	B3	232,100

310	OPTI Canada Inc.	8.250%	12/15/14	B–	237,150

330	RAAM Global Energy Company	12.500%	10/01/15	B	328,763

390	Sabine Pass LNG LP	7.500%	11/30/16	B+	357,825

180	Sandridge Energy Inc.	8.625%	4/01/15	B+	180,900

260	Sandridge Energy Inc., 144A	8.750%	1/15/20	B+	258,700

300	StatOilHydro ASA	2.900%	10/15/14	Aa2	315,010

365	Tesoro Petroleum Corporation	6.250%	11/01/12	BB+	380,513

150	Valero Energy Corporation	6.875%	4/15/12	BBB	161,164

205	W&T Offshore, Inc., 144A	8.250%	6/15/14	B+	197,825

250	XTO Energy, Inc.	5.900%	8/01/12	AAA	272,910
5,869	Total Oil, Gas & Consumable Fuels				5,963,861
	Paper & Forest Products – 0.3%

455	McClatchy Company	11.500%	2/15/17	B1	486,281
	Pharmaceuticals – 0.1%

125	American Home Products Corporation, Wyeth	6.950%	3/15/11	AA	128,656
	Real Estate – 0.1%

205	Potlatch Corporation	7.500%	11/01/19	Ba1	211,150
	Road & Rail – 0.1%

255	DynCorp International Inc., 144A	10.375%	7/01/17	B1	254,999
	Software – 0.1%

125	Oracle Corporation	5.000%	1/15/11	A	126,561

24	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Specialty Retail – 0.5%

$380	Michael’s Stores	13.000%	11/01/16	CCC	$367,649

435	TJX Companies, Inc.	4.200%	8/15/15	A	482,280
815	Total Specialty Retail				849,929
	Tobacco – 0.4%

225	Altria Group Inc.	8.500%	11/10/13	Baa1	269,613

400	Reynolds American Inc.	7.250%	6/01/13	BBB	449,612
625	Total Tobacco				719,225
	Wireless Telecommunication Services – 1.1%

250	AT&T/Cingular Wireless Services	8.125%	5/01/12	A	277,843

455	Cricket Communications Inc.	10.000%	7/15/15	B–	493,674

473	IntelSat Bermuda Limited	11.500%	2/04/17	CCC+	514,773

490	Sprint Capital Corporation	6.900%	5/01/19	BB–	494,899

125	Vodafone Group PLC	5.500%	6/15/11	A–	129,201

150	Vodafone Group PLC	5.000%	12/16/13	A–	165,025
1,943	Total Wireless Telecommunication Services				2,075,415
$46,486	Total Corporate Bonds (cost $46,288,291)				48,933,648

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 44.3%

	U.S. Treasury Bonds/Notes – 44.3%

$500	United States of America Treasury Bonds/Notes	4.875%	7/31/11	AAA	$519,180

1,200	United States of America Treasury Bonds/Notes (3)	4.625%	8/31/11	AAA	1,247,813

1,700	United States of America Treasury Bonds/Notes	4.500%	11/30/11	AAA	1,782,742

13,800	United States of America Treasury Bonds/Notes	1.125%	12/15/11	AAA	13,935,309

18,800	United States of America Treasury Bonds/Notes (3)	1.125%	1/15/12	AAA	18,996,817

1,400	United States of America Treasury Bonds/Notes	4.750%	1/31/12	AAA	1,483,289

400	United States of America Treasury Bonds/Notes	4.875%	2/15/12	AAA	424,969

1,300	United States of America Treasury Bonds/Notes	4.500%	3/31/12	AAA	1,381,505

200	United States of America Treasury Bonds/Notes (3)	4.875%	6/30/12	AAA	215,797

2,000	United States of America Treasury Bonds/Notes	1.750%	8/15/12	AAA	2,050,548

1,250	United States of America Treasury Bonds/Notes	4.125%	8/31/12	AAA	1,339,014

3,500	United States of America Treasury Bonds/Notes	1.375%	9/15/12	AAA	3,564,943

4,000	United States of America Treasury Bonds/Notes	1.125%	12/15/12	AAA	4,056,876

6,000	United States of America Treasury Bonds/Notes (3)	2.750%	2/28/13	AAA	6,327,660

1,000	United States of America Treasury Bonds/Notes	1.750%	4/15/13	AAA	1,030,386

6,500	United States of America Treasury Bonds/Notes	1.375%	5/15/13	AAA	6,637,124

2,000	United States of America Treasury Bonds/Notes	3.375%	6/30/13	AAA	2,154,062

1,250	United States of America Treasury Bonds/Notes	1.000%	7/15/13	AAA	1,263,869

700	United States of America Treasury Bonds/Notes	6.125%	8/15/29	AAA	974,094

100	United States of America Treasury Bonds/Notes	5.375%	2/15/31	AAA	128,766

3,362	United States of America Treasury Inflation Indexed Obligations	1.875%	7/15/15	AAA	3,659,564

5,998	United States of America Treasury Inflation Indexed Obligations	1.250%	7/15/20	AAA	6,302,012

55	United States of America Treasury Securities, STRIPS (I/O)	0.000%	5/15/14	AAA	53,298

3,500	United States of America Treasury Securities, STRIPS (P/O)	0.000%	2/15/12	AAA	3,485,440
$80,515	Total U.S. Government and Agency Obligations (cost $81,832,530)				83,015,077

Nuveen Investments	25

Portfolio of Investments

Nuveen Short Duration Bond Fund (continued)

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED SECURITIES – 20.9%

	Autos – 10.8%

$700	Bank of America Auto Trust	2.670%	7/15/13	AAA	$710,089

700	Bank of America Auto Trust, Series 2009- 2A, 144A	2.130%	9/15/13	AAA	708,784

950	Bank of America Auto Trust, Series 2010-1A	1.390%	3/15/14	AAA	958,643

1,935	BMW Vehicle Owners Trust, Series 2010-A	2.100%	10/25/16	AAA	1,993,960

149	Capital Auto Receivable Asset Trust, 2008-2, A3A	4.680%	10/15/12	AAA	152,307

1,000	CarMax Auto Owner Trust Series 2009	1.740%	4/15/14	AAA	1,013,306

872	Chrysler Financial Auto Securtization Trust, Series 2010A	1.650%	11/08/13	AA	872,785

102	Daimler Chrysler Auto Trust 2008-A A3	3.700%	6/08/12	AAA	102,539

158	Daimler Chrysler Auto Trust 2008B	5.320%	11/10/14	AA	165,937

700	Ford Credit Auto Owner Trust 2006B-C	5.680%	6/15/12	AAA	715,155

140	Ford Credit Auto Owner Trust 2008A-3A	3.960%	4/15/12	AAA	141,329

1,000	Ford Credit Auto Owner Trust 2009E	2.420%	11/15/14	AAA	1,033,340

710	Ford Credit Auto Owners Trust	2.930%	11/15/15	AA	736,088

1,480	Ford Credit Floorplan Master Owner Trust Series 2010-3	4.200%	2/15/17	AAA	1,609,688

863	Hertz Vehicle Financing LLC Series 2009	4.260%	3/25/14	Aaa	905,934

4	Hyundai Auto Receivables Trust 2007A, Class A3A	5.040%	1/17/12	AAA	4,533

700	Hyundai Auto Receivables Trust 2009A	2.030%	8/15/13	AAA	710,574

1,115	Mercedes-Benz Auto Receivables Trust, Series 2010-1	2.140%	8/15/13	AAA	1,150,370

195	Nissan Auto Receivables Owner Trust 2008-B A3	4.460%	4/16/12	AAA	197,564

307	Nissan Auto Receivables Owners Trust 2008-C	5.930%	7/16/12	AAA	312,721

2,290	Nissan Auto Receivables Owners Trust, Series 2009-1	5.000%	9/15/14	AAA	2,359,418

1,028	Toyota Auto Receivables Owner Trust, Class A3, Series 2003B	1.860%	5/16/16	AAA	1,046,180

145	USAA Auto Owner Trust 2007-2	5.070%	6/15/13	AAA	148,123

1,000	USAA Auto Owner Trust 2010-1	2.140%	9/15/15	AAA	1,028,248

811	Volkswagen Auto Loan Enhanced Trust, 2008-2, Class A3A	5.470%	3/20/13	AAA	837,253

620	World Omni Auto Receeivables Trust, Series 2010A	1.340%	12/16/13	AAA	625,149
19,674	Total Autos				20,240,017
	Credit Cards – 4.4%

1,140	Chase Issuance Trust Series 2008-A9	4.260%	5/15/13	AAA	1,167,049

650	CitiBank Credit Card Issuance Trust, Series 2006-A4	5.450%	5/10/13	AAA	669,602

270	CitiBank Credit Card Issuance Trust, Series 2007	5.000%	11/08/12	AA	271,059

2,300	CitiBank Credit Card Issuance Trust, Series 2009-A5	2.250%	12/23/14	AAA	2,367,809

234	Discover Card Master Trust 2008, Class A3	5.100%	10/15/13	AAA	239,916

557	General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-2	5.349%	8/11/36	AAA	588,640

1,840	General Electric Capital Credit Card Master Note Trust Series 2010-3	2.210%	6/15/16	Aaa	1,886,410

1,080	General Electric Master Credit Card Trust, Series 2009-3A	2.540%	9/15/14	AAA	1,099,569
8,071	Total Credit Cards				8,290,054
	Home Equity – 5.7%

1,548	Ally Master Owner Trust 2010-3	2.880%	4/15/15	AAA	1,598,188

850	Banc of America Commercial Mortgage Pass-Through Certificates, Series 2005	4.933%	7/10/45	AAA	903,203

1,000	CNH Agriculture Equipment Trust, Series 2009C	1.850%	12/16/13	AAA	1,012,134

850	CNH Equipment Trust 2010-A	1.540%	7/15/14	AAA	860,558

26	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Home Equity (continued)

$1,085		Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AAA	$1,110,709

930		CS First Boston Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2004-C1	4.750%	1/15/37	AAA	983,189

4,395		Federal National Mortgage Interest Strip Series 366-25	5.000%	10/01/35	AAA	469,358

163		Federal National Mortgage Pool 838948	2.074%	8/01/35	AAA	169,168

1,000		Federal Home Loan Banks, Discount Notes	1.000%	2/03/11	AAA	999,479

1,552		Government National Mortgage Assocation, Guaranteed REMIC Pass Through Securities and MX Securities Trust 2006-062	4.500%	5/16/38	AAA	1,639,864

–	(4)	Master Asset Backed Securities Trust 2005-WMC1, Mortgage Pass Through Certificates, Class N-1	4.940%	3/26/35	CC	–

833		Salomon Brothers Commercial Mortgage Trust Pass-Through Certificates, Series 2002-KEY2	4.865%	3/18/36	AAA	874,473

46		Wells Fargo Mortgage Backed Securties, 2005-AR16 Class 3A2	2.921%	10/25/35	AAA	41,217
14,252		Total Home Equity				10,661,540
$41,997		Total Asset-Backed Securities (cost $38,450,061)				39,191,611

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		SOVEREIGN DEBT – 5.9%

		Colombia – 2.7%

7,824,000	COP	Republic of Colombia	7.750%	4/14/21	BB+	$5,108,932
		Germany – 2.2%

$4,000		KFW Bankegruppe	4.625%	1/20/11	AAA	4,045,512
		Peru – 1.0%

4,800	PEN	Republic of Peru	6.950%	8/12/31	Baa3	1,821,366
		Total Sovereign Debt (cost $10,123,355)				10,975,810

Principal Amount (000)		Description (1)		Coupon	Maturity	Value
		STRUCTURED NOTES – 0.9%

$1,750		FDIC Structured Sales Guaranteed Notes, Series 2010-L1A		0.000%	10/25/13	$1,671,134
$1,750		Total Structured Notes (cost $1,634,355)				1,671,134

Principal Amount (000)		Description (1)		Coupon	Maturity	Value
		SHORT-TERM INVESTMENTS – 0.6%

$1,012		Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/10, repurchase price $1,012,451, collateralized by $950,000 U.S. Treasury Notes, 3.375%, due 11/15/19, value $1,036,688		0.080%	10/01/10	$1,012,449
		Total Short-Term Investments (cost $1,012,449)				1,012,449
		Total Investments (cost $179,341,041) – 98.7%				184,799,729
		Other Assets Less Liabilities – 1.3%				2,511,756
		Net Assets – 100%				$187,311,485

Nuveen Investments	27

Portfolio of Investments

Nuveen Short Duration Bond Fund (continued)

September 30, 2010

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at September 30, 2010:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citigroup	Colombian Peso	8,307,440,000	U.S. Dollar	4,587,211	12/15/10	$(22,904)
Morgan Stanley	Euro	1,820,000	U.S. Dollar	2,339,064	10/18/10	(141,797)
JPMorgan Chase	Peruvian Nuevo Sol	4,920,000	U.S. Dollar	1,728,742	1/12/11	(36,140)
Morgan Stanley	Pound Sterling	1,500,000	U.S. Dollar	2,335,358	10/18/10	(20,755)
Deutsche Bank	U.S. Dollar	2,190,893	Indonesian Rupiah	20,112,400,000	10/01/10	62,597
BNP Paribas	U.S. Dollar	2,452,348	Euro	1,820,000	10/18/10	28,513
BNP Paribas	U.S. Dollar	2,367,424	Mexican Peso	30,000,000	11/12/10	5,813
HSBC	U.S. Dollar	2,364,077	New Turkish Lira	3,511,111	11/15/10	44,903
Deutsche Bank	U.S. Dollar	175,000	Indian Rupee	7,920,500	12/06/10	(664)
Morgan Stanley	U.S. Dollar	562,500	South African Rand	3,956,878	12/15/10	(1,207)
RBC	U.S. Dollar	15,235	Swedish Krona	104,515	1/31/11	218
						$(81,423)

Interest Rate Swaps outstanding at September 30, 2010:

Counterparty	Notional Amount		Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Term- ination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citibank	8,350,000	PLN	Pay	6-Month WIBOR	5.340%	Annually	7/06/20	$100,226	$100,226
Credit Suisse	689,500,000	JPY	Pay	6-Month LIBOR-BBA	0.543	Semi-Annually	11/26/11	12,509	12,509
Credit Suisse	1,153,000,000	JPY	Receive	6-Month LIBOR-BBA	0.793	Semi-Annually	11/26/14	(212,438)	(212,438)
Credit Suisse	463,500,000	JPY	Pay	6-Month LIBOR-BBA	1.406	Semi-Annually	11/26/19	259,919	259,919
Deutsche Bank AG	72,000,000	MXN	Pay	28-Day MXN-TIIE	8.225	28-Day	12/30/19	761,397	761,397
Deutsche Bank AG	14,200,000	ILS	Pay	3-Month TELBOR	4.850	Annually	5/20/20	216,422	216,422
JPMorgan	355,000,000	ZAR	Pay	3-Month JIBAR	6.300	Quarterly	9/20/12	42,851	42,851
JPMorgan	3,268,000,000	CLP	Pay	6-Month CLICP	4.580	Semi-Annually	8/11/14	(46,406)	(44,431)
JPMorgan	10,831,000,000	KRW	Receive	3-Month KRW-CD-KSDA	4.250	Quarterly	3/11/15	(271,847)	(271,847)
JPMorgan (6)	22,500,000	BRL	Pay	BRL-CDI	12.000	1/02/17	1/02/17	149,496	149,496
JPMorgan	95,500,000	ZAR	Receive	3-Month JIBAR	7.560	Quarterly	9/20/20	(101,822)	(101,822)
Morgan Stanley	71,750,000	SEK	Receive	3-Month STIBOR	2.535	Annually	5/06/15	(153,480)	(153,480)
Morgan Stanley	5,500,000	CHF	Receive	6-Month LIBOR-BBA	2.358	Annually	4/12/20	(355,895)	(355,895)
RBC	47,820,000	CAD	Receive	3-Month CAD-BA-CDOR	1.650	Semi-Annually	7/23/12	(197,975)	(197,975)
RBC	10,900,000	CAD	Pay	3-Month CAD-BA-CDOR	3.460	Semi-Annually	7/23/20	595,988	595,988
UBS AG	156,300,000	MXN	Pay	28-Day MXN-TIIE	5.270	28-Day	9/06/12	11,002	11,002
UBS AG	286,000,000	MXN	Receive	28-Day MXN-TIIE	5.960	28-Day	9/03/15	(106,133)	(106,133)
UBS AG	108,000,000	CZK	Receive	6-Month PRIBOR	3.000	Annually	6/21/20	(275,476)	(275,476)
UBS AG	129,700,000	MXN	Pay	28-Day MXN-TIIE	6.600	28-Day	8/27/20	94,122	94,122
									$524,435
*	Annualized.

Credit Default Swaps outstanding at September 30, 2010:

Counterparty	Referenced Entity	Buy/Sell Protection (8)	Current Credit Spread (7)	Notional Amount	Fixed Rate*	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America	Boyd Gaming Corporation	Sell	10.34%	$600,000	5.000%	3/20/15	$(98,032)	$39,967
Goldman Sachs	K. Hovnanian Enterprises, Inc.	Sell	16.75	460,000	5.000	6/20/14	(123,911)	(50,311)
Goldman Sachs	Ford Motor Company	Sell	4.59	545,000	5.000	6/20/15	9,686	47,836
JPMorgan	DJ High Yield CDX	Sell	4.33	940,000	5.000	6/20/14	22,396	277,959
JPMorgan	DJ Investment Grade CDX	Sell	.94	2,000,000	1.000	12/20/14	5,601	(15,115)
JPMorgan	DJ High Yield CDX	Buy	5.23	4,000,000	5.000	6/20/15	30,163	(219,837)
UBS AG	Freescale Semiconductor, Inc.	Sell	9.76	330,000	5.000	6/20/15	(50,750)	11,950
								$92,449
*	Annualized.

28	Nuveen Investments

Investments in Derivatives (continued)

Futures Contracts outstanding at September 30, 2010:

Type	Contract Position	Number of Contracts	Contract Expiration	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
U.S. 2-Year Treasury Note	Long	185	12/10	$40,604,610	$98,476
U.S. 5-Year Treasury Note	Short	(112)	12/10	(13,537,125)	(114,524)
U.S. 10-Year Treasury Note	Short	(115)	12/10	(14,495,391)	(181,118)
U.S. 30-Year Treasury Bond	Short	(22)	12/10	(2,941,813)	(31,175)
					$(228,341)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Principal Amount (000) rounds to less than $1,000.

(5)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(8)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

N/R	Not rated.

I/O	Interest only investment.

P/O	Principal only investment.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

COP	Colombian Peso

CZK	Czech Koruna

ILS	Israeli Shekel

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

PEN	Peruvian Nuevo Sol

PLN	Polish Zloty

SEK	Swedish Krona

ZAR	South African Rand

BRL-CDI	Brazilian Average Overnight Inter-Bank Deposit Offered Rate

CAD-BA-CDOR	Canadian Dollar-Bankers Acceptance-Canadian Deposit Offered Rate

CLICP	Sinacofi Chile Inter-Bank Rate Average

JIBAR	Johannesburg Inter-Bank Agreed Rate

KRW-CD-KSDA	Korean Won-Certificates of Deposit-Korean Securities Dealers Association

LIBOR-BBA	London Inter-Bank Offered Rate-British Bankers’ Association

MXN-TIIE	Mexican Peso Inter-Bank Equilibrium Interest Rate

PRIBOR	Prague Inter-Bank Offered Rate

STIBOR	Stockholm Inter-Bank Offered Rate

TELBOR	Tel-Aviv Inter-Bank Offered Rate

WIBOR	Warsaw Inter-Bank Offered Rate

See accompanying notes to financial statements.

Nuveen Investments	29

Portfolio of Investments

Nuveen Multi-Strategy Core Bond Fund

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CONVERTIBLE BONDS – 0.1%

	Diversified Telecommunication Services – 0.1%

$100	Qwest Communications International Inc.	7.500%	2/15/14	Ba2	$102,500
$100	Total Convertible Bonds (cost $94,590)				102,500

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 27.1%

	Aerospace & Defense – 0.5%

$50	BE Aerospace Inc.	8.500%	7/01/18	BB	$54,625

12	Boeing Capital Corporation	5.800%	1/15/13	A	13,291

35	General Dynamics Corporation	4.250%	5/15/13	A	38,083

140	Global Aviation Holdings, 144A	14.000%	8/15/13	BB–	150,500

95	Kratos Defense & Security Solutions Inc.	10.000%	6/01/17	B+	101,175

20	Lockheed Martin Corporation	7.650%	5/01/16	A–	25,405

85	Raytheon Company	4.400%	2/15/20	A–	94,831

8	United Technologies Corporation	7.500%	9/15/29	A	10,870
445	Total Aerospace & Defense				488,780
	Auto Components – 0.4%

155	American & Axle Manufacturing Inc.	7.875%	3/01/17	B–	154,419

80	ArvinMeritor Inc.	10.625%	3/15/18	Caa1	89,000

140	Lear Corporation	7.875%	3/15/18	BB+	149,100
375	Total Auto Components				392,519
	Beverages – 0.4%

140	Anheuser Busch InBev, 144A	5.375%	11/15/14	BBB+	157,289

7	Coca-Cola Enterprises Inc.	6.750%	9/15/28	A	8,940

5	Diageo Capital, PLC	5.750%	10/23/17	A–	5,910

55	Miller Brewing Company, 144A	5.500%	8/15/13	BBB+	60,523

10	Pepsi Bottling Group LLC	5.500%	4/01/16	A	11,807

65	PepsiCo Inc.	3.750%	3/01/14	Aa3	70,366
282	Total Beverages				314,835
	Building Products – 0.2%

40	Dayton Superior Corporation, (3) (4)	13.000%	6/15/11	Caa3	6,000

4	Masco Corporation	5.875%	7/15/12	BBB	4,153

185	Ryland Group Inc.	6.625%	5/01/20	BB–	179,913
229	Total Building Products				190,066
	Capital Markets – 1.5%

105	Bank of New York Mellon	4.300%	5/15/14	Aa2	115,384

505	Goldman Sachs Group, Inc.	5.500%	11/15/14	A1	555,445

170	Jefferies Group Inc.	8.500%	7/15/19	BBB	197,703

185	Morgan Stanley	6.000%	5/13/14	A	203,268

150	Morgan Stanley	5.625%	9/23/19	A	156,447

120	Morgan Stanley	5.950%	12/28/17	A	129,091
1,235	Total Capital Markets				1,357,338
	Chemicals – 0.9%

190	Airgas, Inc.	4.500%	9/15/14	BBB	203,106

30	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Chemicals (continued)

$145	CF Industries Inc.	6.875%	5/01/18	BB+	$156,419

75	E.I. Du Pont de Nemours and Company	3.250%	1/15/15	A	80,305

80	Methanex Corporation	8.750%	8/15/12	BBB–	85,200

195	Potash Corporation of Saskatchewan	3.750%	9/30/15	A–	202,073

75	Praxair, Inc.	4.500%	8/15/19	A	82,827
760	Total Chemicals				809,930
	Commercial Banks – 1.4%

150	Barlcays Bank PLC	5.000%	9/22/16	AA–	164,332

115	BB&T Corporation	5.700%	4/30/14	A1	129,274

6	Charter One Bank FSB	6.375%	5/15/12	A3	6,362

140	Credit Suisse New York	5.500%	5/01/14	Aa1	156,953

110	Fifth Third Bancorp.	6.250%	5/01/13	Baa1	120,513

4	Key Bank NA	7.000%	2/01/11	A3	4,073

140	KeyCorp.	6.500%	5/14/13	BBB+	153,525

25	National City Bank	6.200%	12/15/11	A	26,389

60	PNC Funding Corporation	6.700%	6/10/19	A	71,076

6	SunTrust Banks Inc.	6.375%	4/01/11	A3	6,162

95	US Bancorp	4.200%	5/15/14	Aa3	104,193

9	US Bank NA Minnesota	6.375%	8/01/11	Aa2	9,430

74	Wachovia Corporation	5.250%	8/01/14	A+	80,506

170	Wells Fargo & Company	5.250%	10/23/12	AA–	184,060
1,104	Total Commercial Banks				1,216,848
	Commercial Services & Supplies – 0.6%

85	Browning Ferris-Allied Waste	9.250%	5/01/21	BBB	108,772

110	GATX Corporation	4.750%	10/01/12	Baa1	115,682

110	Geokinetics Holdings Inc., 144A	9.750%	12/15/14	B–	96,800

100	PHI Inc., 144A	8.625%	10/15/18	B+	98,750

135	West Corporation	11.000%	10/15/16	B–	144,113
540	Total Commercial Services & Supplies				564,117
	Communications Equipment – 0.0%

10	Cisco Systems, Inc.	5.500%	2/22/16	A+	11,810

1	Motorola, Inc.	7.625%	11/15/10	Baa3	1,008

3	Motorola, Inc.	7.500%	5/15/25	Baa3	3,566
14	Total Communications Equipment				16,384
	Computers & Peripherals – 0.1%

20	Dell Inc.	3.375%	6/15/12	A2	20,832

35	Hewlett Packard Company	4.500%	3/01/13	A	37,901

35	International Business Machines Corporation (IBM)	4.750%	11/29/12	A+	38,076
90	Total Computers & Peripherals				96,809
	Consumer Finance – 0.4%

185	American Express Credit Corporation	7.300%	8/20/13	A2	212,785

120	Provident Funding Associates, 144A	10.250%	4/15/17	Ba3	124,200
305	Total Consumer Finance				336,985

Nuveen Investments	31

Portfolio of Investments

Nuveen Multi-Strategy Core Bond Fund (continued)

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Containers & Packaging – 0.2%

$95	Intertape Polymer US Inc.	8.500%	8/01/14	Caa1	$81,463

50	Rock-Tenn Company	5.625%	3/15/13	BBB–	51,375

40	Tekni-Plex Inc.	10.875%	8/15/12	N/R	38,400
185	Total Containers & Packaging				171,238
	Diversified Financial Services – 1.4%

185	Capital One Financial Corporation	7.375%	5/23/14	Baa1	216,135

225	Citigroup Inc.	6.125%	11/21/17	A	246,136

65	Citigroup Inc.	6.000%	10/31/33	A–	62,896

65	General Electric Capital Corporation	5.625%	9/15/17	AA+	72,717

225	General Electric Capital Corporation	6.875%	1/10/39	AA+	259,256

80	JP Morgan Chase & Company	5.375%	10/01/12	Aa3	86,602

210	JP Morgan Chase & Company	6.000%	1/15/18	Aa3	240,175

90	National Rural Utilities Cooperative Finance Corporation	7.250%	3/01/12	A	97,978
1,145	Total Diversified Financial Services				1,281,895
	Diversified Telecommunication Services – 2.6%

240	AT&T, Inc.	6.800%	5/15/36	A	285,818

140	Cequel Communication Holdings I, 144A	8.625%	11/15/17	B–	148,400

50	Charter Communications, CCO Holdings LLC	7.250%	10/30/17	B	50,938

190	Cincinnati Bell Inc.	8.750%	3/15/18	B–	186,200

240	Citizens Communications Company	9.000%	8/15/31	BB	257,100

145	Cox Communications, Inc.	5.500%	10/01/15	Baa2	163,357

90	France Telecom	5.375%	7/08/19	A–	105,504

100	Insight Communications, 144A	9.375%	7/15/18	B–	106,750

180	Paetec Holding Corporation	8.875%	6/30/17	B1	189,000

130	Qwest Communications International Inc., 144A	7.125%	4/01/18	Ba2	137,150

215	Telecom Italia Capital	5.250%	10/01/15	BBB	232,270

130	Telefonica Emisiones SAU	4.949%	1/15/15	A–	142,382

260	Verizon Communications	6.250%	4/01/37	A	294,822

75	Windstream Corporation, 144A, (WI/DD)	7.750%	10/15/20	Ba3	75,938
2,185	Total Diversified Telecommunication Services				2,375,629
	Electric Utilities – 0.8%

35	American Electric Power	5.250%	6/01/15	BBB	38,827

20	Carolina Power and Light Company	5.125%	9/15/13	A1	22,225

14	Duke Capital LLC	5.668%	8/15/14	BBB	15,649

105	Duke Energy Corporation	6.250%	1/15/12	A–	112,414

190	Edison Mission Energy	7.625%	5/15/27	B–	128,725

75	Exelon Corporation	4.900%	6/15/15	Baa1	82,289

2	FirstEnergy Corporation	6.450%	11/15/11	Baa3	2,096

5	FirstEnergy Corporation	7.375%	11/15/31	Baa3	5,448

250	Niagara Mohawk Power Company, 144A	3.553%	10/01/14	A–	264,006

10	Progress Energy, Inc.	7.000%	10/30/31	BBB	12,342

5	PSE&G Power LLC	8.625%	4/15/31	Baa1	6,784

50	West Corporation, 144A, (WI/DD)	8.625%	10/01/18	B	50,000
761	Total Electric Utilities				740,805

32	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Electrical Equipment – 0.0%

$25	Emerson Electric Company	5.250%	10/15/18	A	$29,249
	Electronic Equipment & Instruments – 0.4%

190	Agilent Technologies Inc.	5.500%	9/14/15	BBB–	213,845

120	ViaSystems Inc., 144A	12.000%	1/15/15	B+	131,550
310	Total Electronic Equipment & Instruments				345,395
	Energy Equipment & Services – 1.0%

33	Halliburton Company	5.500%	10/15/10	A	33,042

250	Kinder Morgan Energy Partners, L.P.	6.500%	9/01/39	BBB	271,222

160	Linn Energy LLC Finance Corporation, 144A	7.750%	2/01/21	B	162,200

85	Nabors Industries Inc.	9.250%	1/15/19	BBB	108,932

200	Plains All American Pipeline L.P.	5.750%	1/15/20	BBB–	221,254

50	Rockies Express Pipeline Company, 144A	6.250%	7/15/13	BBB–	54,356

55	Transocean Sedco Inc.	6.000%	3/15/18	BBB	58,586
833	Total Energy Equipment & Services				909,592
	Food & Staples Retailing – 0.6%

165	Kroger Co.	3.900%	10/01/15	BBB	179,277

2	Kroger Co.	7.500%	4/01/31	BBB	2,589

135	Safeway Inc.	6.250%	3/15/14	BBB	155,041

135	Wal-Mart Stores, Inc.	3.200%	5/15/14	AA	144,663

50	Wal-Mart Stores, Inc.	5.800%	2/15/18	AA	60,242
487	Total Food & Staples Retailing				541,812
	Food Products – 0.2%

27	Kellogg Company	7.450%	4/01/31	A3	36,721

85	Kraft Foods Inc.	6.125%	2/01/18	Baa2	100,367
112	Total Food Products				137,088
	Gas Utilities – 0.0%

2	Consolidated Natural Gas Company	5.000%	12/01/14	A–	2,244
	Hotels, Restaurants & Leisure – 0.6%

145	Brunswick Corporation	7.375%	9/01/23	Caa1	122,525

85	McDonald’s Corporation	5.800%	10/15/17	A	103,041

190	MGM Mirage Inc.	5.875%	2/27/14	CCC+	163,400

100	Tricon Global Restaurants Incorporated	8.875%	4/15/11	BBB–	104,171
520	Total Hotels, Restaurants & Leisure				493,137
	Household Durables – 0.4%

155	MDC Holdings Inc.	5.625%	2/01/20	BBB–	152,561

120	Meritage Homes Corporation	7.150%	4/15/20	B+	114,000

115	Norcraft Companies Finance	10.500%	12/15/15	B2	120,750
390	Total Household Durables				387,311
	Household Products – 0.2%

150	Clorox Company	3.550%	11/01/15	BBB+	161,201

20	Procter and Gamble Company	4.850%	12/15/15	AA–	23,104
170	Total Household Products				184,305

Nuveen Investments	33

Portfolio of Investments

Nuveen Multi-Strategy Core Bond Fund (continued)

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Industrial Conglomerates – 0.8%

$300	Textron Inc.	7.250%	10/01/19	BBB–	$355,922

190	Timken Company	6.000%	9/15/14	BBB–	211,453

125	Tyco International Group	6.000%	11/15/13	A–	141,776
615	Total Industrial Conglomerates				709,151
	Insurance – 0.3%

100	Berkshire Hathaway Inc.	5.400%	5/15/18	AA+	114,522

75	MetLife Inc.	7.717%	2/15/19	A–	95,607

55	Prudential Financial Inc.	4.750%	4/01/14	A	59,098
230	Total Insurance				269,227
	IT Services – 0.4%

210	First Data Corporation	9.875%	9/24/15	B–	172,725

70	Fiserv Inc.	6.125%	11/20/12	Baa2	76,429

125	Seagate HDD Cayman, 144A	6.875%	5/01/20	BB+	122,813
405	Total IT Services				371,967
	Machinery – 0.2%

5	Caterpillar Inc.	6.050%	8/15/36	A	6,068

15	Deere & Company	6.950%	4/25/14	A	17,902

150	Greenbrier Companies, Inc.	8.375%	5/15/15	CCC	146,250
170	Total Machinery				170,220
	Media – 2.0%

80	Allbritton Communications Company	8.000%	5/15/18	B	80,600

10	Clear Channel Worldwide Holdings Inc.	9.250%	12/15/17	B	10,650

40	Clear Channel Worldwide Holdings Inc.	9.250%	12/15/17	B	42,900

340	Comcast Corporation	5.850%	11/15/15	BBB+	394,463

55	Comcast Corporation	6.450%	3/15/37	BBB+	61,302

40	News America, Inc.	6.150%	3/01/37	BBB+	43,215

115	Nielsen Finance LLC Co	11.625%	2/01/14	B	131,100

195	Sinclair Television Group, 144A	9.250%	11/01/17	Ba3	210,113

25	Sinclair Television Group, (WI/DD)	8.375%	10/15/18	B2	25,313

170	Thomson Reuters Corporation	4.700%	10/15/19	A–	188,001

130	Time Warner Cable Inc.	6.200%	7/01/13	BBB	146,545

35	Time Warner Cable Inc.	6.550%	5/01/37	BBB	39,604

210	Time Warner Inc.	4.875%	3/15/20	BBB	228,256

150	TL Acquisitions Inc., 144A	13.250%	7/15/15	CCC+	149,625

25	Walt Disney Company	6.000%	7/17/17	A	30,540

2	Walt Disney Company	7.000%	3/01/32	A	2,628

45	WMG Acquisition Group	9.500%	6/15/16	BB	48,375
1,667	Total Media				1,833,230
	Metals & Mining – 0.5%

45	Algoma Acquisition Corporation, 144A	9.875%	6/15/15	CCC+	40,331

80	BHP Billiton Finance Limited	5.500%	4/01/14	A+	90,092

95	Essar Steel Algoma Inc., 144A	9.375%	3/15/15	B+	95,950

50	Steel Dynamics, Inc., 144A	7.625%	3/15/20	BB+	52,125

75	Steel Dynamics, Inc.	7.375%	11/01/12	BB+	80,531

34	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Metals & Mining (continued)

$25	Steel Dynamics, Inc.	7.750%	4/15/16	BB+	$26,125

60	United States Steel Corporation	6.050%	6/01/17	BB	59,775
430	Total Metals & Mining				444,929
	Multi-Line Retail – 1.0%

120	Costco Wholesale Corporation	5.300%	3/15/12	A+	128,057

260	CVS Caremark Corporation	3.250%	5/18/15	BBB+	271,867

8	Federated Department Stores, Inc.	6.900%	4/01/29	BB+	8,140

75	Home Depot, Inc.	5.400%	3/01/16	BBB+	85,495

25	Sears Holding Corporation, 144A, (WI/DD)	6.625%	10/15/18	BB+	25,195

170	Target Corporation	5.375%	5/01/17	A+	198,389

125	Toys R Us Property Company Inc., 144A	10.750%	7/15/17	B+	141,875

50	Visant Corporation, 144A	10.000%	10/01/17	Caa1	52,375
833	Total Multi-Line Retail				911,393
	Multi-Utilities – 0.3%

190	Bon-Ton Department Stores Inc.	10.250%	3/15/14	CCC+	188,100

45	Dominion Resources Inc.	6.250%	6/30/12	A–	49,064

16	Pacific Gas and Electric Company	6.050%	3/01/34	A3	18,198

11	Reliant Energy, Centerpoint Energy Inc.	7.750%	2/15/11	BBB	11,275

9	Virginia Electric and Power Company	4.750%	3/01/13	A–	9,741
271	Total Multi-Utilities				276,378
	Oil, Gas & Consumable Fuels – 4.5%

95	Anadarko Petroleum Corporation	7.625%	3/15/14	BBB–	107,586

150	Anadarko Petroleum Corporation	6.375%	9/15/17	BBB–	165,527

40	Apache Corporation	6.000%	1/15/37	A–	45,524

150	ATP Oil & Gas Corporation, 144A	11.875%	5/01/15	CCC+	130,125

100	BP Capital Markets PLC	3.625%	5/08/14	A	103,533

210	Cenovus Energy Inc., 144A	4.500%	9/15/14	BBB+	231,393

125	Chevron Corporation	3.950%	3/03/14	Aa1	136,798

10	Devon Energy Corporation	7.950%	4/15/32	BBB+	13,593

195	Enbridge Energy Partners LP	5.200%	3/15/20	BBB	212,578

92	Energy XXI Gulf Coast Inc.	16.000%	6/15/14	B+	104,841

170	Enterprise Products Operating Group LLP	4.600%	8/01/12	BBB–	179,113

85	EOG Resources Inc.	5.625%	6/01/19	A–	100,177

110	Exco Resources Inc.	7.500%	9/15/18	B	109,863

100	McMoran Exploration Corporation	11.875%	11/15/14	B	110,500

190	NFR Energy LLC / Finance Corporation, 144A	9.750%	2/15/17	B	190,950

20	Occidental Petroleum Corporation	6.750%	1/15/12	A	21,481

140	Occidental Petroleum Corporation	4.125%	6/01/16	A	156,681

100	Offshore Group Investment Limited, 144A	11.500%	8/01/15	B3	105,500

140	OPTI Canada Inc.	8.250%	12/15/14	B–	107,100

155	RAAM Global Energy Company	12.500%	10/01/15	B	154,419

175	Sabine Pass LNG LP	7.500%	11/30/16	B+	160,563

90	Sandridge Energy Inc.	8.625%	4/01/15	B+	90,450

85	Sandridge Energy Inc., 144A	8.750%	1/15/20	B+	84,575

Nuveen Investments	35

Portfolio of Investments

Nuveen Multi-Strategy Core Bond Fund (continued)

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Oil, Gas & Consumable Fuels (continued)

$510	Shell International Finance BV	4.300%	9/22/19	Aa1	$560,421

115	StatOilHydro ASA	2.900%	10/15/14	Aa2	120,754

245	SunCor Energy Inc.	6.100%	6/01/18	BBB+	287,227

135	Tesoro Petroleum Corporation	6.250%	11/01/12	BB+	140,738

10	Tosco Corporation	8.125%	2/15/30	A1	13,731

10	Valero Energy Corporation	7.500%	4/15/32	BBB	10,935

115	W&T Offshore, Inc., 144A	8.250%	6/15/14	B+	110,975

10	XTO Energy, Inc.	6.250%	4/15/13	AAA	11,317
3,877	Total Oil, Gas & Consumable Fuels				4,078,968
	Paper & Forest Products – 0.2%

190	McClatchy Company	11.500%	2/15/17	B1	203,063

8	Westvaco Corporation	8.200%	1/15/30	BBB	8,772
198	Total Paper & Forest Products				211,835
	Pharmaceuticals – 0.0%

3	Schering-Plough Corporation	6.500%	12/01/33	AA–	3,835
	Real Estate – 0.1%

90	Potlatch Corporation	7.500%	11/01/19	Ba1	92,700
	Road & Rail – 0.2%

18	Burlington Northern Santa Fe Corporation	6.750%	7/15/11	A3	18,880

10	CSX Corporation	5.600%	5/01/17	BBB–	11,447

110	DynCorp International Inc., 144A	10.375%	7/01/17	B1	110,000

17	Norfolk Southern Corporation	7.700%	5/15/17	BBB+	21,756
155	Total Road & Rail				162,083
	Specialty Retail – 0.7%

300	CenturyTel Inc.	6.150%	9/15/19	BBB–	307,403

155	Michael’s Stores	13.000%	11/01/16	CCC	149,963

145	TJX Companies, Inc.	4.200%	8/15/15	A	160,760
600	Total Specialty Retail				618,126
	Tobacco – 0.2%

120	Altria Group Inc.	8.500%	11/10/13	Baa1	143,794
	Trading Companies & Distributors – 0.0%

30	Russel Metals Inc.	6.375%	3/01/14	Ba1	29,775
	Wireless Telecommunication Services – 0.9%

195	Cricket Communications Inc.	10.000%	7/15/15	B–	211,575

202	IntelSat Bermuda Limited	11.500%	2/04/17	CCC+	219,790

50	Nokia Corporation	5.375%	5/15/19	A	54,678

60	Rogers Wireless Communications Inc.	6.375%	3/01/14	BBB	69,172

200	Sprint Capital Corporation	6.900%	5/01/19	BB–	201,999

80	Vodafone Group PLC	5.350%	2/27/12	A–	84,760
787	Total Wireless Telecommunication Services				841,974
$22,985	Total Corporate Bonds (cost $22,622,892)				24,553,896

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 33.1%

	U.S. Treasury Bonds/Notes – 33.1%

$190	Tennessee Valley Authority	5.250%	9/15/39	AAA	$221,396

36	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. Treasury Bonds/Notes (continued)

$1,500	United States of America Treasury Bonds/Notes	4.500%	3/31/12	AAA	$1,594,044

1,400	United States of America Treasury Bonds/Notes	1.375%	4/15/12	AAA	1,422,586

525	United States of America Treasury Bonds/Notes	4.625%	7/31/12	AAA	565,995

1,150	United States of America Treasury Bonds/Notes	1.750%	8/15/12	AAA	1,179,065

250	United States of America Treasury Bonds/Notes	1.375%	9/15/12	AAA	254,639

1,000	United States of America Treasury Bonds/Notes	2.750%	2/28/13	AAA	1,054,610

900	United States of America Treasury Bonds/Notes	3.375%	6/30/13	AAA	969,328

500	United States of America Treasury Bonds/Notes	3.125%	9/30/13	AAA	536,797

5,500	United States of America Treasury Bonds/Notes	2.750%	10/31/13	AAA	5,849,767

1,500	United States of America Treasury Bonds/Notes, (5)	2.625%	12/31/14	AAA	1,598,087

2,000	United States of America Treasury Bonds/Notes	4.500%	2/15/16	AAA	2,320,938

750	United States of America Treasury Bonds/Notes	6.375%	8/15/27	AAA	1,059,727

675	United States of America Treasury Bonds/Notes	5.250%	11/15/28	AAA	852,926

600	United States of America Treasury Bonds/Notes	5.250%	2/15/29	AAA	758,344

450	United States of America Treasury Bonds/Notes	5.375%	2/15/31	AAA	579,445

300	United States of America Treasury Bonds/Notes	4.500%	2/15/36	AAA	345,000

450	United States of America Treasury Bonds/Notes	4.750%	2/15/37	AAA	538,031

900	United States of America Treasury Bonds/Notes	3.500%	2/15/39	AAA	870,890

225	United States of America Treasury Bonds/Notes	4.250%	5/15/39	AAA	247,394

200	United States of America Treasury Bonds/Notes (5)	4.375%	11/15/39	AAA	224,406

425	United States of America Treasury Bonds/Notes	4.625%	2/15/40	AAA	496,652

4,249	United States of America Treasury Inflation Indexed Obligations	1.250%	7/15/20	AAA	4,463,925

1,500	United States of America Treasury Securities, STRIPS (I/O)	0.000%	5/15/12	AAA	1,494,126

105	United States of America Treasury Securities, STRIPS (I/O)	0.000%	8/15/18	AAA	88,077

400	United States of America Treasury Securities, STRIPS (I/O)	0.000%	5/15/32	AAA	173,524

550	United States of America Treasury Securities, STRIPS (P/O)	0.000%	2/15/39	AAA	181,651
$28,194	Total U.S. Government and Agency Obligations (cost $28,873,474)				29,941,370

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 43.5%

	Autos – Asset-Backed Securities – 8.4%

$450	Bank of America Auto Trust	2.670%	7/15/13	AAA	$456,486

300	Bank of America Auto Trust, Series 2009-2A, 144A	2.130%	9/15/13	AAA	303,765

350	Bank of America Auto Trust, Series 2010-1A	1.390%	3/15/14	AAA	353,184

800	BMW Vehicle Owners Trust, Series 2010-A	2.100%	10/25/16	AAA	824,376

425	Chrysler Financial Auto Securtization Trust, Series 2010A	1.650%	11/08/13	AA	425,383

141	Daimler Chrysler Auto Trust 2008B	5.320%	11/10/14	AA	148,083

300	Ford Credit Auto Owner Trust 2006B-C	5.680%	6/15/12	AAA	306,495

140	Ford Credit Auto Owner Trust 2008A-3A	3.960%	4/15/12	AAA	141,329

290	Ford Credit Auto Owners Trust	2.930%	11/15/15	AA	300,655

590	Ford Credit Floorplan Master Owner Trust Series 2010-3	4.200%	2/15/17	AAA	641,700

360	Hertz Vehicle Financing LLC Series 2009	4.260%	3/25/14	Aaa	377,910

8	Hyundai Auto Receivables Trust 2007A, Class A3A	5.040%	1/17/12	AAA	8,160

Nuveen Investments	37

Portfolio of Investments

Nuveen Multi-Strategy Core Bond Fund (continued)

September 30, 2010

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Autos – Asset-Backed Securities (continued)

$300		Hyundai Auto Receivables Trust 2009A	2.030%	8/15/13	AAA	$304,532

460		Mercedes-Benz Auto Receivables Trust, Series 2010-1	2.140%	8/15/13	AAA	474,592

445		Nissan Auto Receivables Owners Trust 2008-C	5.930%	7/16/12	AAA	453,445

497		Nissan Auto Receivables Owners Trust, Series 2009-1	5.000%	9/15/14	AAA	511,905

420		Toyota Auto Receivables Owner Trust, Class A3, Series 2003B	1.860%	5/16/16	AAA	427,427

1,126		Volkswagen Auto Loan Enhanced Trust, 2008-2, Class A3A	5.470%	3/20/13	AAA	1,162,852
7,402		Total Autos				7,622,279
		Credit Cards – Asset-Backed Securities – 5.0%

72		Bank of America Alternative Loan Trust, Series 2005-5 2 CB1	6.000%	6/25/35	Caa1	57,085

850		Chase Issuance Trust Series 2008-A9	4.260%	5/15/13	AAA	870,168

750		CitiBank Credit Card Issuance Trust, Series 2006-A4	5.450%	5/10/13	AAA	772,618

550		CitiBank Credit Card Issuance Trust, Series 2009-A5	2.250%	12/23/14	AAA	566,215

205		Discover Card Master Trust 2008, Class A3	5.100%	10/15/13	AAA	210,183

230		General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-2	5.349%	8/11/36	AAA	243,065

850		General Electric Capital Credit Card Master Note Trust Series 2010-3	2.210%	6/15/16	Aaa	871,439

530		General Electric Master Credit Card Trust, Series 2009-3A	2.540%	9/15/14	AAA	539,604

350		Salomon Brothers Commercial Mortgage Trust Pass-Through Certificates, Series 2002-KEY2	4.865%	3/18/36	AAA	367,425
4,387		Total Credit Cards				4,497,802
		Home Equity – Asset-Backed Secutities – 1.9%

644		Ally Master Owner Trust 2010-3	2.880%	4/15/15	AAA	664,879

350		CNH Equipment Trust 2010-A	1.540%	7/15/14	AAA	354,347

648		Government National Mortgage Assocation, Guaranteed REMIC Pass Through Securities and MX Securities Trust 2006-062	4.500%	5/16/38	AAA	684,885

–	(6)	Master Asset Backed Securities Trust 2005-WMC1, Mortgage Pass Through Certificates, Class N-1	4.940%	3/26/35	CC	–
1,642		Total Home Equity				1,704,111
		Other – Asset-Backed Securities – 0.0%

8		SLM Student Loan Trust 2007-7 Class A1	0.638%	10/25/12	AAA	8,334
		Commercial – Mortgage-Backed Securities – 1.5%

350		Banc of America Commercial Mortgage Pass-Through Certificates, Series 2005	4.933%	7/10/45	AAA	371,907

408		Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AAA	417,627

500		CS First Boston Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2004-C1	4.750%	1/15/37	AAA	528,596
1,258		Total Commercial				1,318,130
		Residential – Mortgage-Backed Securities – 26.7%

2,581		Federal National Mortgage Interest Strip Series 366-25	5.000%	10/01/35	AAA	275,625

382		Federal National Mortgage Pool 735060	6.000%	11/01/34	AAA	416,556

155		Federal National Mortgage Pool 735606	4.089%	5/01/35	AAA	159,882

219		Federal National Mortgage Pool 824163	5.500%	4/01/35	AAA	234,555

163		Federal National Mortgage Pool 838948	2.074%	8/01/35	AAA	169,168

155		Federal National Mortgage Pool 905597	6.051%	12/01/36	AAA	167,429

404		Federal National Mortgage Pool 946228	6.199%	9/01/37	AAA	435,639

54		Federal Home Loan Mortgage Corporation, Mortgage Pool 1B3220	5.884%	1/01/37	AAA	57,259

38	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Residential – Mortgage-Backed Securities (continued)

$97		Federal Home Loan Mortgage Corporation, Series 2376	5.500%	11/15/16	N/R	$104,860

120		Federal Home Loan Mortgage Corporation, Mortgage Series 2963	5.500%	5/15/28	N/R	121,515

2,000		Federal Home Loan Banks, Discount Notes	1.000%	2/03/11	AAA	1,998,958

133		Federal Home Loan Mortgage Pool 847681	6.156%	12/01/36	AAA	143,708

4,000		Federal National Mortgage Association (MDR) (WI/DD)	5.500%	TBA	AAA	4,303,440

8,720		Federal National Mortgage Association (MDR) (WI/DD)	5.000%	TBA	AAA	9,179,160

6,000		Government National Mortgage Association (MDR) (WI/DD)	5.000%	TBA	AAA	6,389,064

46		Wells Fargo Mortgage Backed Securties, 2005-AR16 Class 3A2	2.921%	10/25/35	AAA	41,555
25,229		Total Residential				24,198,373
$39,926		Total Asset-Backed and Mortgage-Backed Securities (cost $38,789,641)				39,349,029

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		CAPITAL PREFERRED SECURITIES – 0.0%

		Capital Markets – 0.0%

$8		First Union Institutional Capital Securities I	8.040%	12/01/26	A–	$8,147
$8		Total Capital Preferred Securities (cost $8,590)				8,147

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		SOVEREIGN DEBT – 6.1%

		Colombia – 3.5%

$10		Republic of Colombia	8.250%	12/22/14	BBB–	$12,275

4,820,000	COP	Republic of Colombia	7.750%	4/14/21	BB+	3,147,374
		Total Colombia				3,159,649
		Germany – 1.7%

1,500		KFW Bankegruppe	4.625%	1/20/11	AAA	1,517,067
		Peru – 0.9%

2,050	PEN	Republic of Peru	6.950%	8/12/31	Baa3	777,875
		Total Sovereign Debt (cost $4,920,561)				5,454,591

Principal Amount (000)		Description (1)		Coupon	Maturity	Value
		STRUCTURED NOTES – 0.7%

$650		FDIC Structured Sales Guaranteed Notes, Series 2010-L1A		0.000%	10/25/13	$620,707
$650		Total Structured Notes (cost $607,046)				620,707

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		SHORT-TERM INVESTMENTS – 11.5%

		U.S. Government and Agency Obligations – 8.8%

$4,000		Federal Home Loan Mortgage Corporation, Discount Notes	1.000%	11/01/10	AAA	$3,998,481

4,000		Federal National Mortgage Association	0.000%	11/15/10	AAA	3,999,250
8,000		Total U.S. Government and Agency Obligations				7,997,731

Nuveen Investments	39

Portfolio of Investments

Nuveen Multi-Strategy Core Bond Fund (continued)

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Repurchase Agreements – 2.7%

$2,418	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/10, repurchase price $2,417,722, collateralized by $2,350,000 U.S. Treasury Notes, 2.375%, due 3/31/16, value $2,467,500	0.080%	10/01/10	N/A	$2,417,717
	Total Short-Term Investments (cost $10,415,448)				10,415,448
	Total Investments (cost $106,332,242) – 122.1%				110,445,688
	Other Assets Less Liabilities – (22.1)%				(19,962,862)
	Net Assets – 100%				$90,482,826

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at September 30, 2010:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citigroup	Colombian Peso	5,095,200,000	U.S. Dollar	2,813,473	12/15/10	$(14,048)
Morgan Stanley	Euro	820,000	U.S. Dollar	1,053,864	10/18/10	(63,887)
JPMorgan Chase	Peruvian Nuevo Sol	2,101,250	U.S. Dollar	738,317	1/12/11	(15,435)
Morgan Stanley	Pound Sterling	670,000	U.S. Dollar	1,043,126	10/18/10	(9,270)
Deutsche Bank	U.S. Dollar	908,225	Indonesian Rupiah	8,337,504,000	10/01/10	25,949
BNP Paribas	U.S. Dollar	1,104,904	Euro	820,000	10/18/10	12,846
BNP Paribas	U.S. Dollar	1,104,798	Mexican Peso	14,000,000	11/12/10	2,713
HSBC	U.S. Dollar	1,058,695	New Turkish Lira	1,572,367	11/15/10	20,109
Deutsche Bank	U.S. Dollar	580,000	Indian Rupee	26,250,800	12/06/10	(2,202)
Morgan Stanley	U.S. Dollar	1,162,500	South African Rand	8,177,548	12/15/10	(2,494)
RBC	U.S. Dollar	6,264	Swedish Krona	42,971	1/31/11	90
						$(45,629)

Interest Rate Swaps outstanding at September 30, 2010:

Counterparty	Notional Amount		Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Term- ination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citibank	3,600,000	PLN	Pay	6-Month WIBOR	5.340%	Annually	7/06/20	$43,212	$43,212
Credit Suisse	280,000,000	JPY	Pay	6-Month LIBOR-BBA	0.543	Semi-Annually	11/26/11	5,080	5,080
Credit Suisse	468,000,000	JPY	Receive	6-Month LIBOR-BBA	0.793	Semi-Annually	11/26/14	(86,228)	(86,228)
Credit Suisse	188,000,000	JPY	Pay	6-Month LIBOR-BBA	1.406	Semi-Annually	11/26/19	105,426	105,426
Deutsche Bank AG	25,500,000	MXN	Pay	28-Day MXN-TIIE	8.225	28-Day	12/30/19	269,661	269,661
Deutsche Bank AG	5,800,000	ILS	Pay	3-Month TELBOR	4.850	Annually	5/20/20	88,398	88,398
JPMorgan	167,200,000	ZAR	Pay	3-Month JIBAR	6.300	Quarterly	9/20/12	20,182	20,182
JPMorgan	1,452,000,000	CLP	Pay	6-Month CLICP	4.580	Semi-Annually	8/11/14	(20,619)	(20,003)
JPMorgan	4,046,000,000	KRW	Receive	3-Month KRW-CD-KSDA	4.250	Quarterly	3/11/15	(101,551)	(101,551)
JPMorgan (4)	9,900,000	BRL	Pay	BRL-CDI	12.000	1/02/17	1/02/17	65,778	65,778
JPMorgan	45,000,000	ZAR	Receive	3-Month JIBAR	7.560	Quarterly	9/20/20	(47,979)	(47,979)
Morgan Stanley	29,500,000	SEK	Receive	3-Month STIBOR	2.535	Annually	5/06/15	(63,103)	(63,103)
Morgan Stanley	2,150,000	CHF	Receive	6-Month LIBOR-BBA	2.358	Annually	4/12/20	(139,123)	(139,123)
RBC	21,940,000	CAD	Receive	3-Month CAD-BA-CDOR	1.650	Semi-Annually	7/23/12	(90,828)	(90,828)
RBC	5,000,000	CAD	Pay	3-Month CAD-BA-CDOR	3.460	Semi-Annually	7/23/20	273,389	273,389
UBS AG	74,000,000	MXN	Pay	28-Day MXN-TIIE	5.270	28-Day	9/06/12	5,209	5,209
UBS AG	135,000,000	MXN	Receive	28-Day MXN-TIIE	5.960	28-Day	9/03/15	(50,098)	(50,098)
UBS AG	46,100,000	CZK	Receive	6-Month PRIBOR	3.000	Annually	6/21/20	(117,587)	(117,587)
UBS AG	61,000,000	MXN	Pay	28-Day MXN-TIIE	6.600	28-Day	8/27/20	44,267	44,267
									$204,102
*	Annualized.

40	Nuveen Investments

Investments in Derivatives (continued)

Credit Default Swaps outstanding at September 30, 2010:

Counterparty	Referenced Entity	Buy/Sell Protection (9)	Current Credit Spread (8)	Notional Amount	Fixed Rate*	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America	Boyd Gaming Corporation	Sell	10.34%	$200,000	5.000%	3/20/15	$(32,677)	$13,323
Goldman Sachs	K. Hovnanian Enterprises, Inc.	Sell	16.75	190,000	5.000	6/20/14	(51,181)	(20,781)
Goldman Sachs	Ford Motor Company	Sell	4.59	240,000	5.000	6/20/15	4,265	21,065
JPMorgan	DJ Investment Grade CDX	Sell	.94	1,500,000	1.000	12/20/14	4,201	(11,336)
JPMorgan	DJ High Yield CDX	Buy	5.23	2,000,000	5.000	6/20/15	15,081	(109,919)
UBS AG	Freescale Semiconductor, Inc.	Sell	9.76	140,000	5.000	6/20/15	(21,530)	5,070
								$(102,578)
*	Annualized.

Futures Contracts outstanding at September 30, 2010:

Type	Contract Position	Number of Contracts	Contract Expiration	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
U.S. 2-Year Treasury Note	Long	30	12/10	$6,584,531	$379
U.S. 5-Year Treasury Note	Short	(225)	12/10	(27,195,117)	(7,706)
U.S. 10-Year Treasury Note	Long	134	12/10	16,890,281	1,957
U.S. 30-Year Treasury Bond	Long	1	12/10	133,719	122
					$(5,248)

Nuveen Investments	41

Portfolio of Investments

Nuveen Multi-Strategy Core Bond Fund (continued)

September 30, 2010

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(6)	Principal Amount (000) rounds to less than $1,000.

(7)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(8)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(9)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

N/R	Not rated.

N/A	Not applicable.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

I/O	Interest only investment.

P/O	Principal only investment.

MDR	Denotes investment is subject to dollar roll transactions.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

COP	Colombian Peso

CZK	Czech Koruna

ILS	Israeli Shekel

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

PEN	Peruvian Nuevo Sol

PLN	Polish Zloty

SEK	Swedish Krona

ZAR	South African Rand

BRL-CDI	Brazilian Average Overnight Inter-Bank Deposit Offered Rate

CAD-BA-CDOR	Canadian Dollar-Bankers Acceptance-Canadian Deposit Offered Rate

CLICP	Sinacofi Chile Inter-Bank Rate Average

JIBAR	Johannesburg Inter-Bank Agreed Rate

KRW-CD-KSDA	Korean Won-Certificates of Deposit-Korean Securities Dealers Association

LIBOR-BBA	London Inter-Bank Offered Rate-British Bankers’ Association

MXN-TIIE	Mexican Peso Inter-Bank Equilibrium Interest Rate

PRIBOR	Prague Inter-Bank Offered Rate

STIBOR	Stockholm Inter-Bank Offered Rate

TELBOR	Tel-Aviv Inter-Bank Offered Rate

WIBOR	Warsaw Inter-Bank Offered Rate

See accompanying notes to financial statements.

42	Nuveen Investments

Portfolio of Investments

Nuveen High Yield Bond Fund

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CONVERTIBLE BONDS – 0.9%

	Diversified Telecommunication Services – 0.9%

$1,354	Qwest Communications International Inc.	7.500%	2/15/14	Ba2	$1,387,850
$1,354	Total Convertible Bonds (cost $1,280,754)				1,387,850

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 94.8%

	Aerospace & Defense – 3.1%

$2,600	Global Aviation Holdings, 144A	14.000%	8/15/13	BB–	$2,795,000

1,670	Kratos Defense & Security Solutions Inc.	10.000%	6/01/17	B+	1,778,550
4,270	Total Aerospace & Defense				4,573,550
	Auto Components – 4.8%

2,480	American & Axle Manufacturing Inc.	7.875%	3/01/17	B–	2,470,700

1,690	ArvinMeritor Inc.	10.625%	3/15/18	Caa1	1,880,125

2,510	Lear Corporation	7.875%	3/15/18	BB+	2,673,150
6,680	Total Auto Components				7,023,975
	Building Products – 1.6%

425	Dayton Superior Corporation, (3) (4)	13.000%	6/15/11	Caa3	63,750

2,330	Ryland Group Inc.	6.625%	5/01/20	BB–	2,265,925
2,755	Total Building Products				2,329,675
	Chemicals – 2.6%

2,495	CF Industries Inc.	6.875%	5/01/18	BB+	2,691,481

1,050	Methanex Corporation	8.750%	8/15/12	BBB–	1,118,250
3,545	Total Chemicals				3,809,731
	Commercial Services & Supplies – 6.1%

2,110	Browning Ferris-Allied Waste	9.250%	5/01/21	BBB	2,700,102

2,555	Geokinetics Holdings Inc., 144A	9.750%	12/15/14	B–	2,248,400

1,670	PHI Inc., 144A	8.625%	10/15/18	B+	1,649,125

2,205	West Corporation	11.000%	10/15/16	B–	2,353,838
8,540	Total Commercial Services & Supplies				8,951,465
	Communications Equipment – 0.2%

250	MetroPCS Wireless Inc.	7.875%	9/01/18	B	258,750
	Consumer Finance – 1.1%

1,555	Provident Funding Associates, 144A	10.250%	4/15/17	Ba3	1,609,425
	Containers & Packaging – 3.4%

1,955	Intertape Polymer US Inc.	8.500%	8/01/14	Caa1	1,676,413

1,410	Rock-Tenn Company	5.625%	3/15/13	BBB–	1,448,775

1,900	Tekni-Plex Inc.	10.875%	8/15/12	N/R	1,824,000
5,265	Total Containers & Packaging				4,949,188
	Diversified Telecommunication Services – 10.0%

2,510	Cequel Communication Holdings I, 144A	8.625%	11/15/17	B–	2,660,600

840	Charter Communications, CCO Holdings LLC	7.250%	10/30/17	B	855,750

2,330	Cincinnati Bell Inc.	8.750%	3/15/18	B–	2,283,400

2,960	Citizens Communications Company	9.000%	8/15/31	BB	3,170,900

1,650	Insight Communications, 144A	9.375%	7/15/18	B–	1,761,375

Nuveen Investments	43

Portfolio of Investments

Nuveen High Yield Bond Fund (continued)

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Diversified Telecommunication Services (continued)

$2,515	Paetec Holding Corporation	8.875%	6/30/17	B1	$2,640,750

50	Qwest Communications International Inc., 144A	7.125%	4/01/18	Ba2	52,750

1,250	Windstream Corporation, 144A, (WI/DD)	7.750%	10/15/20	Ba3	1,265,625
14,105	Total Diversified Telecommunication Services				14,691,150
	Electric Utilities – 1.6%

2,330	Edison Mission Energy	7.625%	5/15/27	B–	1,578,575

835	West Corporation, 144A, (WI/DD)	8.625%	10/01/18	B	835,000
3,165	Total Electric Utilities				2,413,575
	Electronic Equipment & Instruments – 1.6%

2,200	ViaSystems Inc., 144A	12.000%	1/15/15	B+	2,411,750
	Energy Equipment & Services – 1.7%

2,480	Linn Energy LLC Finance Corporation, 144A	7.750%	2/01/21	B	2,514,100
	Hotels, Restaurants & Leisure – 2.8%

1,790	Brunswick Corporation	7.375%	9/01/23	Caa1	1,512,550

3,075	MGM Mirage Inc.	5.875%	2/27/14	CCC+	2,644,500
4,865	Total Hotels, Restaurants & Leisure				4,157,050
	Household Durables – 2.5%

1,550	Meritage Homes Corporation	7.150%	4/15/20	B+	1,472,500

2,050	Norcraft Companies Finance	10.500%	12/15/15	B2	2,152,500
3,600	Total Household Durables				3,625,000
	IT Services – 2.9%

3,420	First Data Corporation	9.875%	9/24/15	B–	2,812,950

1,550	Seagate HDD Cayman, 144A	6.875%	5/01/20	BB+	1,522,875
4,970	Total IT Services				4,335,825
	Machinery – 2.0%

3,016	Greenbrier Companies, Inc.	8.375%	5/15/15	CCC	2,940,600
	Media – 7.7%

1,050	Allbritton Communications Company	8.000%	5/15/18	B	1,057,875

170	Clear Channel Worldwide Holdings Inc.	9.250%	12/15/17	B	181,050

645	Clear Channel Worldwide Holdings Inc.	9.250%	12/15/17	B	691,763

2,315	Nielsen Finance LLC Co	11.625%	2/01/14	B	2,639,100

2,360	Sinclair Television Group, 144A	9.250%	11/01/17	Ba3	2,542,900

420	Sinclair Television Group, (WI/DD)	8.375%	10/15/18	B2	425,250

2,575	TL Acquisitions Inc., 144A	13.250%	7/15/15	CCC+	2,568,563

1,215	WMG Acquisition Group	9.500%	6/15/16	BB	1,306,125
10,750	Total Media				11,412,626
	Metals & Mining – 4.3%

1,945	Algoma Acquisition Corporation, 144A	9.875%	6/15/15	CCC+	1,743,207

1,640	Essar Steel Algoma Inc., 144A	9.375%	3/15/15	B+	1,656,400

800	Steel Dynamics, Inc., 144A	7.625%	3/15/20	BB+	834,000

1,455	Steel Dynamics, Inc.	7.375%	11/01/12	BB+	1,562,306

580	Steel Dynamics, Inc.	7.750%	4/15/16	BB+	606,100
6,420	Total Metals & Mining				6,402,013

44	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Multi-Line Retail – 2.9%

$420	Sears Holding Corporation, 144A, (WI/DD)	6.625%	10/15/18	BB+	$423,280

2,655	Toys R Us Property Company Inc., 144A	10.750%	7/15/17	B+	3,013,425

830	Visant Corporation, 144A	10.000%	10/01/17	Caa1	869,425
3,905	Total Multi-Line Retail				4,306,130
	Multi-Utilities – 1.6%

2,335	Bon-Ton Department Stores Inc.	10.250%	3/15/14	CCC+	2,311,650
	Oil, Gas & Consumable Fuels – 17.4%

2,490	Anadarko Petroleum Corporation	6.375%	9/15/17	BBB–	2,747,755

2,485	ATP Oil & Gas Corporation, 144A	11.875%	5/01/15	CCC+	2,155,738

1,609	Energy XXI Gulf Coast Inc.	16.000%	6/15/14	B+	1,834,471

1,650	Exco Resources Inc.	7.500%	9/15/18	B	1,647,938

1,665	McMoran Exploration Corporation	11.875%	11/15/14	B	1,839,825

2,335	NFR Energy LLC / Finance Corporation, 144A	9.750%	2/15/17	B	2,346,675

1,660	Offshore Group Investment Limited, 144A	11.500%	8/01/15	B3	1,751,300

2,322	OPTI Canada Inc.	8.250%	12/15/14	B–	1,776,330

2,495	RAAM Global Energy Company	12.500%	10/01/15	B	2,485,644

2,817	Sabine Pass LNG LP	7.500%	11/30/16	B+	2,584,598

1,715	Sandridge Energy Inc.	8.625%	4/01/15	B+	1,723,575

650	Sandridge Energy Inc., 144A	8.750%	1/15/20	B+	646,750

2,180	W&T Offshore, Inc., 144A	8.250%	6/15/14	B+	2,103,700
26,073	Total Oil, Gas & Consumable Fuels				25,644,299
	Paper & Forest Products – 1.7%

2,335	McClatchy Company	11.500%	2/15/17	B1	2,495,531
	Real Estate – 1.2%

1,685	Potlatch Corporation	7.500%	11/01/19	Ba1	1,735,550
	Road & Rail – 1.3%

1,860	DynCorp International Inc., 144A	10.375%	7/01/17	B1	1,860,000
	Specialty Retail – 1.3%

1,940	Michael’s Stores	13.000%	11/01/16	CCC	1,876,950
	Trading Companies & Distributors – 1.5%

2,230	Russel Metals Inc.	6.375%	3/01/14	Ba1	2,213,274
	Wireless Telecommunication Services – 5.9%

2,325	Cricket Communications Inc.	10.000%	7/15/15	B–	2,522,624

2,486	IntelSat Bermuda Limited	11.500%	2/04/17	CCC+	2,706,904

3,380	Sprint Capital Corporation	6.900%	5/01/19	BB–	3,413,799
8,191	Total Wireless Telecommunication Services				8,643,327
$138,985	Total Corporate Bonds (cost $131,559,384)				139,496,159

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 2.2%

	U.S. Treasury Bonds/Notes – 2.2%

$2,500	United States of America Treasury Notes/Bonds (5)	1.000%	7/31/11	AAA	$2,515,527

155	United States of America Treasury Notes/Bonds (5)	3.375%	6/30/13	AAA	166,940

500	United States of America Treasury Notes/Bonds (5)	1.500%	12/31/13	AAA	512,539
$3,155	Total U.S. Government and Agency Obligations (cost $3,163,722)				3,195,006

Nuveen Investments	45

Portfolio of Investments

Nuveen High Yield Bond Fund (continued)

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.6%

$5,326	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/10, repurchase price $5,325,706, collateralized by $5,175,000 U.S. Treasury Notes, 2.375%, due 3/31/16, value $5,433,750	0.080%	10/01/10	$5,325,694
	Total Short-Term Investments (cost $5,325,694)			5,325,694
	Total Investments (cost $141,329,554) – 101.5%			149,404,709
	Other Assets Less Liabilities – (1.5)%			(2,259,293)
	Net Assets – 100%			$147,145,416

Investments in Derivatives

Credit Default Swaps outstanding at September 30, 2010:

Counterparty	Referenced Entity	Buy/Sell Protection (7)	Current Credit Spread (6)	Notional Amount	Fixed Rate*	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America	Boyd Gaming Corporation	Sell	10.34%	$3,200,000	5.000%	3/20/15	$(522,840)	$213,160
Credit Suisse	Dynegy Holdings Inc.	Sell	8.91	1,000,000	5.000	3/20/14	(104,370)	35,630
Goldman Sachs	K. Hovnanian Enterprises, Inc.	Sell	16.75	2,350,000	5.000	6/20/14	(633,025)	(257,025)
Goldman Sachs	Ford Motor Company	Sell	4.59	4,215,000	5.000	6/20/15	74,910	369,960
UBS AG	Freescale Semiconductor, Inc.	Sell	9.76	2,530,000	5.000	6/20/15	(389,083)	91,617
								$453,342
*	Annualized.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(4)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(6)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(7)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

46	Nuveen Investments

Portfolio of Investments

Nuveen Symphony Credit Opportunities Fund

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CONVERTIBLE BONDS – 2.9%

	Communications Equipment – 1.7%

$450	Ciena Corporation, Convertible Bond	0.250%	5/01/13	B	$403,875
	Multi-Line Retail – 0.8%

200	Saks, Inc., Convertible Bonds	2.000%	3/15/24	B+	185,750
	Semiconductors & Equipment – 0.4%

95	Advanced Micro Devices, Inc., Convertible Bonds, 144A	6.000%	5/01/15	B+	93,931
$745	Total Convertible Bonds (cost $680,448)				683,556

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 66.6%

	Aerospace & Defense – 2.6%

$500	BE Aerospace Inc.	6.875%	10/01/20	BB	$512,500

100	Esterline Technologies Corp., 144A	7.000%	8/01/20	BB	104,000
600	Total Aerospace & Defense				616,500
	Auto Components – 2.2%

500	Tenneco Inc.	7.750%	8/15/18	B	515,000
	Capital Markets – 1.3%

300	Energy Future Intermediate Holding Company LLC	10.000%	12/01/20	B+	299,225
	Chemicals – 6.1%

500	Ferro Corporation	7.875%	8/15/18	B	521,252

200	Hexion US Finance Corporation	8.875%	2/01/18	B3	197,000

200	Phibro Animal Health Corporation, 144A	9.250%	7/01/18	B	208,000

500	PolyOne Corporation	7.375%	9/15/20	Ba3	516,877
1,400	Total Chemicals				1,443,129
	Commercial Services & Supplies – 1.1%

250	International Lease Finance Corporation, 144A	8.625%	9/15/15	BB+	268,125
	Containers & Packaging – 0.9%

250	Solo Cup Company	8.500%	2/15/14	Caa2	215,625
	Communications Equipment – 0.8%

200	Avaya Inc.	10.125%	11/01/15	CCC+	190,500
	Diversified Financial Services – 4.0%

500	Ally Financial Inc.	7.500%	9/15/20	B	535,002

400	CIT Group Inc.	7.000%	5/01/17	B+	393,500
900	Total Diversified Financial Services				928,502
	Diversified Telecommunication Services – 2.0%

200	Insight Communications, 144A	9.375%	7/15/18	B–	213,500

250	Windstream Corporation, 144A	8.125%	9/01/18	Ba3	260,000
450	Total Diversified Telecommunication Services				473,500
	Electric Utilities – 1.8%

400	Calpine Corporation, 144A	7.875%	7/31/20	B+	413,000
	Electrical Equipment – 0.8%

200	Energy Future Holdings	10.000%	1/15/20	B+	199,552
	Electronic Equipment & Instruments – 1.1%

250	Advanced Micro Devices, Inc., 144A	7.750%	8/01/20	Ba3	259,375

Nuveen Investments	47

Portfolio of Investments

Nuveen Symphony Credit Opportunities Fund (continued)

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Food & Staples Retailing – 2.2%

$500	Rite Aid Corporation, 144A	8.000%	8/15/20	B+	$510,000
	Food Products – 0.9%

200	Michael Foods Inc., 144A	9.750%	7/15/18	B–	215,000
	Health Care Providers & Services – 5.2%

200	Capella Healthcare Inc., 144A	9.250%	7/01/17	B	214,500

250	Select Medical Corporation	7.625%	2/01/15	B–	245,313

250	Skilled Healthcare Group Inc.	11.000%	1/15/14	Caa1	253,750

500	UHS Escrow Corporation, 144A	7.000%	10/01/18	B+	518,752
1,200	Total Health Care Providers & Services				1,232,315
	Hotels, Restaurants & Leisure – 7.1%

250	CCM Merger Inc., 144A	8.000%	8/01/13	CCC+	230,000

70	CKE Restaurant Inc., 144A	11.375%	7/15/18	B	72,100

200	Harrah’s Operating Company, Inc.	11.250%	6/01/17	B	220,000

200	Pinnacle Entertainment Inc., 144A	8.750%	5/15/20	B	198,000

500	Scientific Games Corporation	8.125%	9/15/18	BB–	512,500

400	Wynn Las Vegas LLC Corporation, 144A	7.750%	8/15/20	BB+	424,000
1,620	Total Hotels, Restaurants & Leisure				1,656,600
	Household Products – 0.9%

200	Central Garden & Pet Company	8.250%	3/01/18	B	205,250
	Internet Software & Services – 0.3%

95	Open Solutions Inc., 144A	9.750%	2/01/15	CCC+	67,450
	IT Services – 2.0%

250	Fidelity National Information Services Inc., 144A	7.875%	7/15/20	Ba2	270,625

200	Seagate HDD Cayman, 144A	6.875%	5/01/20	BB+	196,500
450	Total IT Services				467,125
	Machinery – 2.1%

250	Accuride Corporation, 144A	9.500%	8/01/18	B	263,750

200	Case New Holland Inc., 144A	7.875%	12/01/17	BB+	218,250
450	Total Machinery				482,000
	Media – 5.5%

500	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC–	392,500

400	Entravision Communications Corporation, 144A	8.750%	8/01/17	B1	410,000

500	Nielsen Finance LLC Co., (WI/DD)	7.750%	10/15/18	B	496,335
1,400	Total Media				1,298,835
	Metals & Mining – 0.6%

200	Edgen Murray Corporation	12.250%	1/15/15	B–	145,499
	Multi-Line Retail – 0.9%

200	Neiman Marcus Group Inc., Term Loan	9.000%	10/15/15	B–	208,749
	Multi-Utilities – 1.1%

250	Bon-Ton Department Stores Inc.	10.250%	3/15/14	CCC+	247,499
	Oil, Gas & Consumable Fuels – 5.7%

400	Chaparral Energy Inc.	8.500%	12/01/15	B+	390,999

200	Chaparral Energy Inc.	8.875%	2/01/17	B+	195,499

250	Western Refining Inc., 144A	10.750%	6/15/14	BB–	238,749

500	Whiting Petroleum Corporation	6.500%	10/01/18	BB	513,749
1,350	Total Oil, Gas & Consumable Fuels				1,338,996

48	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Pharmaceuticals – 2.2%

$500	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	B1	$512,499
	Semiconductors & Equipment – 2.9%

200	Amkor Technology Inc., 144A	7.375%	5/01/18	BB–	203,499

500	NXP BV	3.276%	10/15/13	CCC+	474,374
700	Total Semiconductors & Equipment				677,873
	Wireless Telecommunication Services – 2.3%

500	Clearwire Communications Finance	12.000%	12/01/15	B–	542,501
$15,515	Total Corporate Bonds (cost $15,153,342)				15,630,224

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (3)	Ratings (2)	Value
	VARIABLE RATE SENIOR LOAN INTERESTS – 24.2% (4)

	Airlines – 2.0%

$249	Delta Air Lines, Inc., Term Loan	5.250%	4/30/14	B	$234,724

248	United Air Lines Inc., Delayed Draw Term Loan	8.625%	2/01/14	B+	234,336
497	Total Airlines				469,060
	Auto Components – 1.1%

250	United Components Inc., Term Loan	5.250%	9/20/40	B	252,265
	Automobiles – 1.0%

232	Ford Motor Company, Term Loan	5.250%	12/16/13	Ba2	228,004
	Communications Equipment – 0.9%

249	Avaya Inc., Term Loan	5.250%	10/26/14	B+	220,993
	Containers & Packaging – 2.2%

167	Graham Packaging Company LP, Term Loan, (WI/DD)	TBD	TBD	B+	168,177

50	Reynolds Group Term Loan A, (WI/DD)	TBD	TBD	BB	50,093

300	Reynolds Group Term Loan D, (WI/DD)	TBD	TBD	BB	301,803
517	Total Containers & Packaging				520,073
	Diversified Financial Services – 1.5%

350	Pinafore LLC, Term Loan B, (WI/DD)	TBD	TBD	BB	353,608
	Food Products – 3.4%

300	NBTY Inc, Term Loan B, (WI/DD)	TBD	TBD	Ba3	303,482

500	Pierre Foods Inc., Term Loan, (WI/DD)	TBD	TBD	B+	495,000
800	Total Food Products				798,482
	Health Care Providers & Services – 3.8%

400	MultiPlan, Inc., Term Loan	5.250%	8/17/40	Ba3	400,951

249	Skilled Healthcare Group Inc., Term Loan	5.250%	7/08/40	B1	240,724

250	Universal Health Services Term Loan, (WI/DD)	TBD	TBD	BB+	251,465
899	Total Health Care Providers & Services				893,140
	IT Services – 0.9%

239	First Data Corporation, Term Loan B-2	6.250%	9/24/14	Ba3	210,819
	Media – 1.9%

449	Interactive Data Term Loan B	5.250%	7/13/40	Ba3	455,280
	Multi-Line Retail – 0.8%

189	Neiman Marcus Group Inc., Term Loan	6.475%	4/06/13	Baa2	183,834

Nuveen Investments	49

Portfolio of Investments

Nuveen Symphony Credit Opportunities Fund (continued)

September 30, 2010

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (3)	Ratings (2)	Value
	Pharmaceuticals – 1.7%

$98	Warner Chilcott Corporation, Term Loan	5.250%	8/23/40	Ba3	$98,609

302	Warner Chilcott PLC, Term Loan A	5.250%	10/15/39	BB+	303,686
400	Total Pharmaceuticals				402,295
	Road & Rail – 1.1%

250	Swift Transportation Company, Inc., Term Loan	5.750%	5/10/14	B–	244,764
	Specialty Retail – 1.9%

247	Burlington Coat Factory Warehouse Corporation, Term Loan	7.160%	5/28/13	B3	238,053

200	Michaels Stores, Inc., Term Loan	5.250%	11/10/39	B	196,473
447	Total Specialty Retail				434,526
$5,768	Total Variable Rate Senior Loan Interests (cost $5,587,663)				5,667,143

Principal Amount (000)	Description (1)		Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 14.6%

$3,419	Repurchase Agreement with State Street Bank, dated 9/30/10, repurchase price $3,419,222, collateralized by $3,260,000 U.S. Treasury Notes, 2.500%, due 4/30/15, value $3,490,482		0.080%	10/01/10	$3,419,214
	Total Short-Term Investments (cost $3,419,214)				3,419,214
	Total Investments (cost $24,840,667) – 108.3%				25,400,137
	Other Assets Less Liabilities – (8.3)%				(1,944,284)
	Net Assets – 100%				$23,455,853

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

(4)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.

Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

See accompanying notes to financial statements.

50	Nuveen Investments

Statement of Assets and Liabilities

September 30, 2010

	Short Duration	Multi-Strategy Core Bond	High Yield	Symphony Credit Opportunities
Assets
Investments, at value (cost $178,328,592, $95,916,794, $136,003,860 and $21,421,453, respectively)	$183,787,280	$100,030,240	$144,079,015	$21,980,923
Short-term investments (at cost, which approximates value)	1,012,449	10,415,448	5,325,694	3,419,214
Cash	—	—	—	3,035
Cash denominated in foreign currencies (cost $68,643, $28,594, $0 and $0, respectively)	71,209	29,663	—	—
Unrealized appreciation on forward foreign currency exchange contracts	142,044	61,707	—	—
Unrealized appreciation on interest rate swaps	1,536,048	608,110	—	—
Unrealized appreciation on credit default swaps	94,924	18,677	453,342	—
Credit default swaps premiums paid	270,716	140,537	—	—
Receivables:
Due from broker (net of amounts deemed uncollectible of $14,342, $7,996, $0 and $0, respectively)	51,088	82,768	—	—
Interest	1,470,506	789,127	2,826,771	225,433
Investments sold	1,600,168	5,348,858	—	645
Paydowns	—	5,136	—	—
Shares sold	591,429	482,076	759,470	553,246
Variation margin on futures contracts	16,566	—	—	—
Other assets	9	—	—	—
Total assets	190,644,436	118,012,347	153,444,292	26,182,496
Liabilities
Cash overdraft	49,674	81,979	—	—
Unrealized depreciation on forward foreign currency exchange contracts	223,467	107,336	—	—
Unrealized depreciation on interest rate swaps	1,011,613	404,008	—	—
Unrealized depreciation on credit default swaps	2,475	121,255	—	—
Interest rate swaps premiums received	1,975	616	—	—
Credit default swaps premiums received	568,012	119,800	2,027,750	—
Payables:
Due to broker	230,000	—	374,411	—
Dividends	220,457	139,545	384,966	28,203
Investments purchased	374,284	26,050,921	2,918,981	2,606,161
Shares redeemed	341,029	284,263	209,449	40,675
Variation margin on futures contracts	—	5,169	—	—
Accrued expenses:
Management fees	52,895	19,428	105,682	15,221
12b-1 distribution and service fees	57,188	25,824	36,855	2,387
Other	199,882	169,377	240,782	33,996
Total liabilities	3,332,951	27,529,521	6,298,876	2,726,643
Net assets	$187,311,485	$90,482,826	$147,145,416	$23,455,853
Class A Shares
Net assets	$76,628,800	$32,191,183	$36,443,421	$4,436,477
Shares outstanding	3,865,865	1,515,026	2,089,772	217,230
Net asset value per share	$19.82	$21.25	$17.44	$20.42
Offering price per share (net asset value per share plus maximum sales charge of 2.00%, 3.75%, 4.75% and 4.75%, respectively, of offering price)	$20.23	$22.08	$18.31	$21.44
Class B Shares
Net assets	N/A	$2,383,010	$1,567,015	N/A
Shares outstanding	N/A	111,568	89,953	N/A
Net asset value and offering price per share	N/A	$21.36	$17.42	N/A
Class C Shares
Net assets	$50,186,839	$21,084,973	$35,015,964	$1,358,535
Shares outstanding	2,528,869	990,054	2,012,806	66,579
Net asset value and offering price per share	$19.85	$21.30	$17.40	$20.40
Class R3 Shares
Net assets	$873,514	$237,700	$144,886	$1,275,931
Shares outstanding	44,107	11,183	8,317	62,500
Net asset value and offering price per share	$19.80	$21.25	$17.42	$20.41
Class I Shares
Net assets	$59,622,332	$34,585,960	$73,974,130	$16,384,910
Shares outstanding	3,014,067	1,629,046	4,246,109	801,977
Net asset value and offering price per share	$19.78	$21.23	$17.42	$20.43
Net Assets Consist of:
Capital paid-in	$184,956,608	$85,575,444	$145,595,364	$22,803,165
Undistributed (Over-distribution of) net investment income	(1,484,406)	(516,562)	(335,874)	(28,720)
Accumulated net realized gain (loss)	(1,924,265)	1,260,544	(6,642,571)	121,938
Net unrealized appreciation (depreciation)	5,763,548	4,163,400	8,528,497	559,470
Net assets	$187,311,485	$90,482,826	$147,145,416	$23,455,853
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited
Per value per share	$0.01	$0.01	$0.01	$0.01

N/A – Short Duration and Symphony Credit Opportunities do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of Operations

Year Ended September 30, 2010

	Short Duration	Multi-Strategy Core Bond	High Yield	Symphony* Credit Opportunities
Investment Income	$5,122,559	$3,227,689	$14,226,610	$326,881
Expenses
Management fees	635,852	335,635	863,921	32,509
12b-1 service fees – Class A	176,613	59,311	89,543	2,503
12b-1 distribution and service fees – Class B	N/A	24,622	16,199	N/A
12b-1 distribution and service fees – Class C	400,516	160,159	332,738	5,334
12b-1 distribution and service fees – Class R3	3,922	1,033	689	2,643
Shareholders’ servicing agent fees and expenses	97,776	39,935	166,222	173
Custodian’s fees and expenses	103,678	95,928	43,663	3,143
Trustees’ fees and expenses	4,277	1,765	3,738	75
Professional fees	44,617	39,834	43,967	27,213
Shareholders’ reports – printing and mailing expenses	56,343	26,406	80,418	2,731
Federal and state registration fees	109,150	83,175	108,279	3,110
Other expenses	21,418	28,097	61,458	2,129
Total expenses before custodian fee credit and expense reimbursement	1,654,162	895,900	1,810,835	81,563
Custodian fee credit	(78)	(28)	(295)	(35)
Expense reimbursement	(191,048)	(212,461)	(163,961)	(28,250)
Net expenses	1,463,036	683,411	1,646,579	53,278
Net investment income	3,659,523	2,544,278	12,580,031	273,603
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	2,086,606	2,255,898	16,797,698	124,820
Forward foreign currency exchange contracts	22,777	(72,221)	—	—
Futures contracts	(2,328,438)	(436,947)	—	—
Options written	20,160	12,096	—	—
Swaps	198,509	(344,998)	(79,470)	—
Swaptions written	10,130	5,559	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	2,868,064	1,949,676	(5,683,655)	559,470
Forward foreign currency exchange contracts	(45,169)	(6,777)	—	—
Futures contracts	(109,828)	24,994	—	—
Options written	(19,500)	(11,700)	—	—
Swaps	533,943	622,286	1,196,431	—
Swaptions written	25,200	12,600	—	—
Net realized and unrealized gain (loss)	3,262,454	4,010,466	12,231,004	684,290
Net increase (decrease) in net assets from operations	$6,921,977	$6,554,744	$24,811,035	$957,893

* For the period April 28, 2010 (commencement of operations) through September 30, 2010.

N/A – Short Duration and Symphony Credit Opportunities do not offer Class B Shares.

See accompanying notes to financial statements.

52	Nuveen Investments

Statement of Changes in Net Assets

	Short Duration		Multi-Strategy Core Bond		High Yield		Symphony Credit Opportunities
	Year Ended 9/30/10	Year Ended 9/30/09	Year Ended 9/30/10	Year Ended 9/30/09	Year Ended 9/30/10	Year Ended 9/30/09	For the Period 4/28/10 (commencement of operations) through 9/30/10
Operations
Net investment income	$3,659,523	$1,656,399	$2,544,278	$2,137,186	$12,580,031	$12,247,648	$273,603
Net realized gain (loss) from:
Investments and foreign currency	2,086,606	165,510	2,255,898	2,209,681	16,797,698	(9,819,964)	124,820
Forward foreign currency exchange contracts	22,777	(194)	(72,221)	69,336	—	—	—
Futures contracts	(2,328,438)	431,456	(436,947)	5,743	—	245,299	—
Options written	20,160	11,152	12,096	16,728	—	—	—
Swaps	198,509	(280,031)	(344,998)	(846,410)	(79,470)	(12,564,076)	—
Swaptions written	10,130	(124,234)	5,559	(156,462)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	2,868,064	2,912,957	1,949,676	2,570,820	(5,683,655)	23,210,400	559,470
Forward foreign currency exchange contracts	(45,169)	(117,620)	(6,777)	(172,312)	—	—	—
Futures contracts	(109,828)	(171,727)	24,994	(95,104)	—	(14,152)	—
Options written	(19,500)	19,500	(11,700)	11,700	—	—	—
Swaps	533,943	206,176	622,286	(218,663)	1,196,431	4,373,617	—
Swaptions written	25,200	(29,395)	12,600	(22,442)	—	—	—
Net increase (decrease) in net assets from operations	6,921,977	4,679,949	6,554,744	5,509,801	24,811,035	17,678,772	957,893
Distributions to Shareholders
From undistributed net investment income:
Class A	(2,625,472)	(1,239,633)	(1,190,698)	(602,256)	(2,955,101)	(2,371,574)	(58,974)
Class B	N/A	N/A	(105,619)	(90,074)	(122,514)	(140,140)	N/A
Class C	(1,197,500)	(545,395)	(687,333)	(238,878)	(2,522,196)	(1,801,579)	(25,924)
Class R3	(27,140)	(15,588)	(9,853)	(6,877)	(11,145)	(9,511)	(27,750)
Class I	(2,178,774)	(811,528)	(1,415,010)	(1,445,316)	(6,476,954)	(7,086,325)	(198,035)
From accumulated net realized gains:
Class A	—	—	(16,696)	(125,105)	—	—	—
Class B	N/A	N/A	(2,306)	(21,683)	—	—	N/A
Class C	—	—	(12,323)	(38,816)	—	—	—
Class R3	—	—	(171)	(1,602)	—	—	—
Class I	—	—	(20,397)	(442,996)	—	—	—
Return of capital:
Class A	(167,732)	—	—	—	—	(496,961)	—
Class B	N/A	N/A	—	—	—	(33,282)	N/A
Class C	(76,504)	—	—	—	—	(414,306)	—
Class R3	(1,734)	—	—	—	—	(2,079)	—
Class I	(139,195)	—	—	—	—	(1,450,408)	—
Decrease in net assets from distributions to shareholders	(6,414,051)	(2,612,144)	(3,460,406)	(3,013,603)	(12,087,910)	(13,806,165)	(310,683)
Fund Share Transactions
Proceeds from sale of shares	187,057,409	102,074,997	61,002,744	34,724,796	67,376,338	113,340,687	22,696,185
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,227,482	1,205,766	1,789,255	1,021,299	6,859,306	7,527,982	198,317
	190,284,891	103,280,763	62,791,999	35,746,095	74,235,644	120,868,669	22,894,502
Cost of shares redeemed	(101,120,898)	(41,230,133)	(23,581,255)	(50,439,988)	(123,964,115)	(63,599,542)	(85,859)
Net increase (decrease) in net assets from Fund share transactions	89,163,993	62,050,630	39,210,744	(14,693,893)	(49,728,471)	57,269,127	22,808,643
Capital contribution from Adviser	—	27,589	—	—	—	—	—
Net increase (decrease) in net assets	89,671,919	64,146,024	42,305,082	(12,197,695)	(37,005,346)	61,141,734	23,455,853
Net assets at the beginning of period	97,639,566	33,493,542	48,177,744	60,375,439	184,150,762	123,009,028	—
Net assets at the end of period	$187,311,485	$97,639,566	$90,482,826	$48,177,744	$147,145,416	$184,150,762	$23,455,853
Undistributed (Over-distribution of) net investment income at the end of period	$(1,484,406)	$(440,834)	$(516,562)	$223,526	$(335,874)	$(1,473,221)	$(28,720)

N/A – Short Duration and Symphony Credit Opportunities do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	53

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust III (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Short Duration Bond Fund (“Short Duration”), Nuveen Multi-Strategy Core Bond Fund (“Multi-Strategy Core Bond”), Nuveen High Yield Bond Fund (“High Yield”) and Nuveen Symphony Credit Opportunities Fund (“Symphony Credit Opportunities”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust in 1998. Symphony Credit Opportunities commenced operations on April 28, 2010.

Effective January 31, 2010, Nuveen Multi-Strategy Core Bond Fund changed its name from Nuveen Multi-Strategy Income Fund. There have been no changes in the Fund’s investment objectives, policies or portfolio management personnel.

Short Duration’s investment objective is to provide high current income consistent with minimal fluctuations of principal. Under normal market conditions, the Fund invests at least 80% of its net assets in short duration securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed-income market. Typically, the Fund’s average duration will be between approximately one and two years but it will not exceed three years.

Multi-Strategy Core Bond’s investment objective is to provide total return by investing in fixed-income securities. Under normal market conditions, the Fund invests at least 80% of its net assets in fixed-income securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed-income market. Typically, the Fund’s average duration will be five years or less and is not expected to be more than six years.

Short Duration and Multi-Strategy Core Bond principally invest in corporate debt securities, including bonds, notes and debentures; U.S. government securities; mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations; asset-backed securities; and non-U.S. debt securities. Short Duration and Multi-Strategy Core Bond normally invests at least 80% and 75%, respectively, of their net assets in securities rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Short Duration and Multi-Strategy Core Bond may invest up to 35% of their net assets in debt securities issued by non-U.S. companies. Although a substantial majority of the assets of Short Duration and Multi-Strategy Core Bond are invested in U.S. dollar-denominated securities, up to 20% of the their net assets may have non-U.S. dollar currency exposure from non-U.S. dollar-denominated securities and currency derivatives, calculated on an absolute notional basis (i.e., adding together the absolute value of net long and net short exposures to individual non-U.S. dollar currencies). On a net basis (netting out long and short non-U.S. currency exposures in the aggregate), Short Duration’s and Multi-Strategy Core Bond’s non-U.S. dollar exposure will not exceed 5% of net assets. Short Duration and Multi-Strategy Core Bond also may invest up to 20% and 25%, respectively, of their net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield,” “high risk” or “junk” bonds. In addition, Short Duration and Multi-Strategy Core Bond may engage in repurchase, reverse repurchase and forward purchase agreements.

In an effort to enhance returns and manage risk, Short Duration and Multi-Strategy Core Bond also employ a variety of strategies, which may include the use of futures, options, swaps, credit derivatives and other derivatives to create debt or non-U.S. currency exposures designed to take advantage of the Adviser’s outlook for the global economic environment and the expected relative performance of different sectors of and securities in the fixed-income market.

High Yield’s investment objective is to maximize total return by investing in a diversified portfolio of high yield debt securities. Under normal market conditions, High Yield invests at least 80% of its net assets in U.S. and non-U.S. corporate high yield debt securities, including zero coupon, payment in-kind, corporate loans and convertible bonds. These securities generally are rated BB/Ba or below at the time of purchase by independent rating agencies or are unrated but judged to be of comparable quality by the Adviser. These below investment grade securities are commonly referred to as “high yield,” “high risk” or “junk” bonds. In addition to investing in U.S. and non-U.S. corporate high yield debt securities, the Fund may also invest in U.S. and non-U.S. corporate investment grade securities; U.S. government securities, including U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities; and cash equivalents and other short duration investments. In an effort to hedge risk, enhance returns, or as a substitute for a position in the underlying asset, the Fund also may invest in futures, options, interest rate or total return swaps, credit derivatives or other derivative instruments. In doing so, the Fund may, in certain circumstances, invest a substantial portion of its assets in such derivative instruments. Substantially all of the Fund’s assets will be invested in U.S. dollar-denominated securities. In building the Fund’s investment portfolio from these individual securities, the Adviser seeks to diversify the portfolio’s holdings across multiple factors, including individual issuers and industries, to manage the inherent credit risk associated with a high yield debt strategy.

Symphony Credit Opportunities’ investment objective is to seek current income and capital appreciation. Under normal market conditions, the Fund invests primarily in debt instruments (e.g., bonds, loans and convertible securities), a substantial portion of which may be rated below investment-grade or, if unrated, deemed by Symphony Asset Management LLC (“Symphony”), the Fund’s portfolio managers, to be of comparable quality. Although the Fund invests primarily in debt issued by U.S. companies, it may invest up to 25% of its net assets in U.S. dollar-denominated debt issued by non-U.S. companies that is traded over-the-counter or listed on an exchange. The Fund may use derivatives, such as swaps, futures and options, to gain investment exposure. The Adviser has entered into a Sub-Advisory agreement with Symphony, a subsidiary of Nuveen. Symphony bases its investment process on fundamental, bottom-up credit analysis. Analysts assess sector dynamics, company business models and asset quality. Specific recommendations are based on an analysis of the relative value of the various types of debt within a company’s capital structure.

54	Nuveen Investments

Inherent in Symphony’s credit analysis process is the evaluation of potential upside and downside to any credit. As such, Symphony concentrates its efforts on sectors where there is sufficient transparency to assess the downside risk and where firms have assets to support meaningful recovery in case of default. In its focus on downside protection, Symphony favors opportunities where valuations can be quantified and risks assessed.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of fixed-income securities, forward foreign currency exchange contracts and swap contracts are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. Prices of fixed-income securities are based on the mean between the bid and ask price. When price quotes are not readily available, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3. Highly rated zero coupon fixed-income securities, like U.S. Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method when 60 days or less remain until maturity. With amortized cost, any discount or premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities are generally classified as Level 1 or Level 2.

Like most fixed-income instruments, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market for such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that loan. These securities are generally classified as Level 2.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset value (NAV) is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Funds’ NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Fund’s Board of Trustees. These securities are generally classified as Level 2 or Level 3.

The value of exchange-traded options are based on the last sale price or, in the absence of such a price, at the mean of the bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and ask prices. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the counter market are valued using market implied volatilities and are generally classified as Level 2.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1 or Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Nuveen Investments	55

Notes to Financial Statements (continued)

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2010, Short Duration, Multi-Strategy Core Bond, High Yield and Symphony Credit Opportunities had outstanding when-issued/delayed delivery purchase commitments of $374,284, $20,137,197, $2,918,981 and $2,387,585, respectively.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting charges to an original senior loan agreement and are recognized when received.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

During the period October 1, 2009 through March 31, 2010, dividends from net investment income were declared and paid to shareholders monthly. Effective April 1, 2010, the Funds declare dividends from their net investment income daily and continue to pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares is subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Dollar Roll Transactions

Each Fund is authorized to enter into dollar roll transactions (“dollar rolls”) in which a Fund purchases or sells mortgage-backed securities (“MBS”) for delivery in the future and simultaneously contracts to sell or repurchase substantially similar (same type, coupon, and maturity) MBS on a different specified future date. Dollar rolls are identified in the Fund’s Portfolio of Investments as “MDR”, when applicable. During the roll period, the Fund foregoes principal and interest paid on the MBS. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls and recognized as a component of “Investment Income” on the Statement of Operations. Dollar rolls are valued daily. Multi-Strategy Core Bond entered into dollar roll transactions during the fiscal year ended September 30, 2010.

Dollar rolls involve the risk that the market value of the MBS the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

56	Nuveen Investments

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, options written, swaps, and swaptions written are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, options written, swaps and swaptions written are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, options written, swaps and swaptions written, respectively ” when applicable.

Forward Foreign Currency Exchange Contracts

Each Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a shortdated contract covering the period between transaction date and settlement date; or (ii) when the Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as a componet of “Unrealized appreciation or depreciation on forward foreign currency exchange contracts” on the Statement of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a componet of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of unrealized gain or loss reflected on the Statement of Assets and Liabilities. High Yield and Symphony Credit Opportunities did not enter into forward foreign currency exchange contracts during the fiscal year ended September 30, 2010 and the period April 28, 2010 (commencement of operations) through September 30, 2010, respectively.

The average number of forward foreign currency exchange contracts outstanding during the fiscal year ended September 30, 2010, were as follows:

	Short Duration	Multi- Strategy Core Bond
Average number of forward foreign currency exchange contracts outstanding	17	16

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Nuveen Investments	57

Notes to Financial Statements (continued)

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, and is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. High Yield and Symphony Credit Opportunities did not enter into futures contracts during the fiscal year ended September 30, 2010 and the period April 28, 2010 (commencement of operations) through September 30, 2010, respectively.

The average number of futures contracts outstanding during the fiscal year ended September 30, 2010, was as follows:

	Short Duration	Multi- Strategy Core Bond
Average number of futures contracts outstanding	304	124

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Options Transactions

Each Fund is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies. The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. Options purchased are accounted for in the accompanying financial statements in the same manner as portfolio securities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call and/or Put options and/or swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. The changes in values of the options written during the reporting period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options and/or swaptions written” on the Statement of Operations. When a call or put option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options and/or swaptions written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. High Yield and Symphony Credit Opportunities did not enter into option or swaption transactions during the fiscal year ended September 30, 2010 and the period April 28, 2010 (commencement of operations) through September 30, 2010, respectively.

The Funds did not purchase call or put options or swaptions during the fiscal year ended September 30, 2010. The average number of outstanding option and swaption contracts written during the fiscal year ended September 30, 2010, were as follows:

	Short Duration		Multi- Strategy Core Bond
Average number of outstanding option contracts written*	6	**	4	**

	Short Duration		Multi- Strategy Core Bond
Average number of outstanding swaption contracts written*	1	**	1	**
*	Includes both calls and puts, where applicable.
**	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Funds were not entered into written options or swaptions at the end of the reporting period.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on options activity.

58	Nuveen Investments

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and policies in an attempt to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. In connection with these contracts, securities in the Funds’ portfolios of investments may be identified as collateral in accordance with the terms of the respective swap contract. Interest rate swap contracts involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal). Interest rate swap contracts are valued daily. The Funds accrue daily the periodic payments expected to be paid and received on each interest rate swap contract and recognize the daily change in the market value of the Funds’ contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.” Income received or paid by the Funds is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Funds’ basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities. For tax purposes, periodic payments are treated as ordinary income or expense. High Yield and Symphony Credit Opportunities did not enter into interest rate swap contracts during the fiscal year ended September 30, 2010 and the period April 28, 2010 (commencement of operations) through September 30, 2010, respectively.

The average number of interest rate swap contracts outstanding during the fiscal year ended September 30, 2010, was as follows:

	Short Duration	Multi- Strategy Core Bond
Average number of interest rate swap contracts outstanding	20	19

Each Fund is subject to credit risk in the normal course of pursuing its investment objectives. A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swap premiums paid and/or received” on the Statement of Assets and Liabilities. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps”, and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity. Symphony Credit Opportunities did not invest in credit default swaps during the period April 28, 2010 (commencement of operations) through September 30, 2010.

Nuveen Investments	59

Notes to Financial Statements (continued)

The average notional amount of credit default swap contracts outstanding during the fiscal year ended September 30, 2010, was as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield
Average notional amount of credit default swap contracts outstanding	$12,153,400	$7,375,040	$19,148,000

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on swap contract activity.

Each Fund is subject to price risk in the normal course of pursuing its investment objectives. A Fund may enter into total return swap contract to manage its exposure to the market or certain sectors of the market, or to create exposure to certain debt securities to which it is otherwise not exposed. Total return swap contracts involve commitments to pay interest in exchange for a market-linked return, both based on specified notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of offsetting the interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Payments received or made at the beginning of the measurement period are recognized as a component of “Total return swap premiums paid and/or received” on the Statement of Assets and Liabilities. As a seller of a total return swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the total return swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. None of the Funds entered into total return swap contracts during the fiscal year ended September 30, 2010.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

For the period October 1, 2009 through March 31, 2010, income and expenses of the Funds that were not directly attributable to specific class of shares were prorated among the classes based on the relative net assets of each class. Effective April 1, 2010, income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

60	Nuveen Investments

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of September 30, 2010:

Short Duration	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$48,933,648	$—	$48,933,648
U.S. Government and Agency Obligations	79,476,339	3,538,738	—	83,015,077
Asset-Backed Securities	—	39,191,611	—	39,191,611
Sovereign Debt	—	10,975,810	—	10,975,810
Structured Notes	—	1,671,134	—	1,671,134
Short-Term Investments	1,012,449	—	—	1,012,449
Derivatives:
Forward Foreign Currency Exchange Contracts*	—	(81,423)	—	(81,423)
Interest Rate Swaps*	—	374,939	149,496	524,435
Credit Default Swaps*	—	92,449	—	92,449
Futures Contracts*	(228,341)	—	—	(228,341)
Total	$80,260,447	$104,696,906	$149,496	$185,106,849

Multi-Strategy Core Bond	Level 1	Level 2	Level 3	Total
Investments:
Convertible Bonds	$—	$102,500	$—	$102,500
Corporate Bonds	—	24,547,896	6,000	24,553,896
U.S. Government and Agency Obligations	28,003,992	1,937,378	—	29,941,370
Asset-Backed and Mortgage-Backed Securities	—	39,349,029	—	39,349,029
Preferred Securities**	—	8,147	—	8,147
Sovereign Debt	—	5,454,591	—	5,454,591
Structured Notes	—	620,707	—	620,707
Short-Term Investments	2,417,717	7,997,731	—	10,415,448
Derivatives:
Forward Foreign Currency Exchange Contracts*	—	(45,629)	—	(45,629)
Interest Rate Swaps*	—	138,324	65,778	204,102
Credit Default Swaps*	—	(102,578)	—	(102,578)
Futures Contracts*	(5,248)	—	—	(5,248)
Total	$30,416,461	$80,008,096	$71,778	$110,496,335
*	Represents net unrealized appreciation (depreciation).
**	Preferred Securities includes Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities held by the Fund at the end of the reporting period, if any.

Nuveen Investments	61

Notes to Financial Statements (continued)

High Yield	Level 1	Level 2	Level 3	Total
Investments:
Convertible Bonds	$—	$1,387,850	$—	$1,387,850
Corporate Bonds	—	139,432,409	63,750	139,496,159
U.S. Government and Agency Obligations	3,195,006	—	—	3,195,006
Short-Term Investments	5,325,694	—	—	5,325,694
Derivatives:
Credit Default Swaps*	—	453,342	—	453,342
Total	$8,520,700	$141,273,601	$63,750	$149,858,051

Symphony Credit Opportunities	Level 1	Level 2	Level 3	Total
Investments:
Convertible Bonds	$—	$683,556	$—	$683,556
Corporate Bonds	—	15,630,224	—	15,630,224
Variable Rate Senior Loan Interests	—	5,667,143	—	5,667,143
Short-Term Investments	3,419,214	—	—	3,419,214
Total	$3,419,214	$21,980,923	$—	$25,400,137
*	Represents net unrealized appreciation (depreciation).

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

Short Duration	Level 3 Interest Rate Swaps*
Balance at the beginning of year	$—
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	149,496
Net purchases at cost (sales at proceeds)	—
Net discounts (premiums)	—
Net transfers in to (out of) at end of year fair value	—
Balance at the end of year	$149,496
*	Represents net unrealized appreciation (depreciation).

Multi-Strategy Core Bond	Level 3 Corporate Bonds	Level 3 Interest Rate Swaps*	Level 3 Total
Balance at the beginning of year	$—	$—	$—
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	—	65,778	65,778
Net purchases at cost (sales at proceeds)	—	—	—
Net discounts (premiums)	—	—	—
Net transfers in to (out of) at end of year fair value	6,000	—	6,000
Balance at the end of year	$6,000	$65,778	$71,778
*	Represents net unrealized appreciation (depreciation).

High-Yield	Level 3 Corporate Bonds
Balance at the beginning of year	$—
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	—
Net purchases at cost (sales at proceeds)	—
Net discounts (premiums)	—
Net transfers in to (out of) at end of year fair value	63,750
Balance at the end of year	$63,750

62	Nuveen Investments

“Change in net unrealized appreciation (depreciation) of investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of swaps” presented on the Statement of Operations include net unrealized appreciation (depreciation) related to investments and derivatives, respectively, classified as Level 3 at year end as follows:

	Short Duration	Multi-Strategy Core Bond	High Yield
Level 3 net unrealized appreciation (depreciation of investments)	$—	$(7,300)	$(77,563)
Level 3 net unrealized appreciation (depreciation) of derivatives	149,496	65,778	—

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of September 30, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure. Symphony Credit Opportunities did not invest in derivative instruments during the period April 28, 2010 (commencement of operations) through September 30, 2010.

Short Duration

As of September 30, 2010, Short Duration was using derivatives to reduce its sensitivity to overall interest rate movements and increase its exposure to certain currencies. On balance, the use of derivatives slightly reduced the Fund’s overall risk of loss, but made it more likely that the Fund’s performance might underperform its comparative indexes.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value

Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$142,044	Unrealized depreciation on forward foreign currency exchange contracts	$223,467
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	98,476	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	326,817
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps**	2,243,932	Unrealized depreciation on interest rate swaps**	1,719,497
Credit	Swaps	Unrealized appreciation on credit default swaps**	377,712	Unrealized depreciation on credit default swaps**	285,263
Total			$2,862,164		$2,555,044
*	Value represents cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.
**	Value represents cumulative appreciation (depreciation) of swap contracts as reported in the Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative appreciation (depreciation) presented above.

Nuveen Investments	63

Notes to Financial Statements (continued)

Multi-Strategy Core Bond

As of September 30, 2010, Multi-Strategy Core Bond was using derivatives in some cases to reduce its sensitivity to overall interest rate movements and in other cases to add exposure to certain currencies. On balance, the use of derivatives slightly increased the Fund’s risk of loss, but reduced the risk that it would underperform its comparative indexes.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value

Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$61,707	Unrealized depreciation on forward foreign currency exchange contracts	$107,336
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	2,458	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	7,706
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps**	920,602	Unrealized depreciation on interest rate swaps**	716,500
Credit	Swaps	Unrealized appreciation on credit default swaps**	39,458	Unrealized depreciation on credit default swaps**	142,036
Total			$1,024,225		$973,578
*	Value represents cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.
**	Value represents cumulative appreciation (depreciation) of swap contracts as reported in the Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative appreciation (depreciation) presented above.

High Yield

As of September 30, 2010, the only derivative products in use by High Yield were credit default swaps. The Fund received income for entering into these transactions, but they did increase the Fund’s risk of loss and risk that it would underperform its comparative indexes.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value

Credit	Swaps	Unrealized appreciation on credit default swaps*	$710,367	Unrealized depreciation on credit default swaps*	$257,025
*	Value represents cumulative appreciation (depreciation) of swap contracts as reported in the Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative appreciation (depreciation) presented above.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended September 30, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Short Duration	Multi-Strategy Core Bond
Risk Exposure
Foreign Currency Exchange Rate	$22,777	$(72,221)

Net Realized Gain (Loss) from Futures Contracts	Short Duration	Multi-Strategy Core Bond
Risk Exposure
Interest Rate	$(2,328,438)	$(436,947)

Net Realized Gain (Loss) from Options Written	Short Duration	Multi-Strategy Core Bond
Risk Exposure
Interest Rate	$20,160	$12,096

Net Realized Gain (Loss) from Swaps	Short Duration	Multi-Strategy Core Bond	High Yield
Risk Exposure
Interest Rate	$(235,508)	$(343,437)	$—
Credit	434,017	(1,561)	(79,470)
Total	$198,509	$(344,998)	$(79,470)

64	Nuveen Investments

Net Realized Gain (Loss) from Swaptions Written	Short Duration	Multi-Strategy Core Bond
Risk Exposure
Interest Rate	$10,130	$5,559

Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts	Short Duration	Multi-Strategy Core Bond
Risk Exposure
Foreign Currency Exchange Rate	$(45,169)	$(6,777)

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Short Duration	Multi-Strategy Core Bond
Risk Exposure
Interest Rate	$(109,828)	$24,994

Change in Net Unrealized Appreciation (Depreciation) of Options Written	Short Duration	Multi-Strategy Core Bond
Risk Exposure
Interest Rate	$(19,500)	$(11,700)

Change in Net Unrealized Appreciation (Depreciation) of Swaps	Short Duration	Multi-Strategy Core Bond	High Yield
Risk Exposure
Interest Rate	$911,657	$659,480	$—
Credit	(377,714)	(37,194)	1,196,431
Total	$533,943	$622,286	$1,196,431

Change in Net Unrealized Appreciation (Depreciation) of Swaptions Written	Short Duration	Multi-Strategy Core Bond
Risk Exposure
Interest Rate	$25,200	$12,600

4. Fund Shares

Transactions in Fund shares were as follows:

	Short Duration
	Year Ended 9/30/10		Year Ended 9/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,171,651	$82,578,526	3,004,226	$57,897,705
Class C	1,815,056	35,926,464	1,198,374	23,098,270
Class R3	14,251	281,343	25,434	485,768
Class I	3,456,474	68,271,076	1,072,928	20,593,254
Shares issued to shareholders due to reinvestment of distributions:
Class A	94,547	1,865,811	38,238	734,790
Class C	43,306	855,717	15,497	299,182
Class R3	158	3,110	—	—
Class I	25,536	502,844	8,935	171,794
	9,620,979	190,284,891	5,363,632	103,280,763
Shares redeemed:
Class A	(2,812,349)	(55,670,099)	(1,171,616)	(22,470,079)
Class C	(604,920)	(11,963,925)	(355,839)	(6,838,308)
Class R3	(3,432)	(67,463)	—	—
Class I	(1,693,670)	(33,419,411)	(624,387)	(11,921,746)
	(5,114,371)	(101,120,898)	(2,151,842)	(41,230,133)
Net increase (decrease)	4,506,608	$89,163,993	3,211,790	$62,050,630

Nuveen Investments	65

Notes to Financial Statements (continued)

	Multi-Strategy Core Bond
	Year Ended 9/30/10		Year Ended 9/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,435,414	$29,723,141	765,201	$14,552,874
Class A – automatic conversion of Class B Shares	—	—	4,104	79,132
Class B	21,385	442,283	56,642	1,073,292
Class C	590,827	12,263,228	536,066	10,371,707
Class R3	2,193	44,829	1,052	21,582
Class I	891,699	18,529,263	441,252	8,626,209
Shares issued to shareholders due to reinvestment of distributions:
Class A	37,884	786,067	20,396	387,179
Class B	3,879	80,506	3,929	75,611
Class C	20,952	435,334	5,968	116,061
Class R3	60	1,245	4	74
Class I	23,389	486,103	23,651	442,374
	3,027,682	62,791,999	1,858,265	35,746,095
Shares redeemed:
Class A	(631,767)	(13,176,273)	(472,361)	(9,121,286)
Class B	(31,544)	(656,452)	(20,728)	(400,121)
Class B – automatic conversion to Class A Shares	—	—	(4,052)	(79,132)
Class C	(176,186)	(3,658,225)	(120,259)	(2,309,575)
Class R3	—	—	—	—
Class I	(292,027)	(6,090,305)	(2,048,728)	(38,529,874)
	(1,131,524)	(23,581,255)	(2,666,128)	(50,439,988)
Net increase (decrease)	1,896,158	$39,210,744	(807,863)	$(14,693,893)

	High Yield
	Year Ended 9/30/10		Year Ended 9/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,155,059	$19,425,612	2,340,250	$33,280,190
Class A – automatic conversion of Class B Shares	2,810	47,151	1,962	28,035
Class B	6,866	115,429	15,390	218,470
Class C	656,846	10,992,463	1,327,279	18,635,505
Class R3	130	2,180	—	—
Class I	2,193,228	36,793,503	4,447,362	61,178,487
Shares issued to shareholders due to reinvestment of distributions:
Class A	106,410	1,787,848	109,532	1,547,761
Class B	4,229	70,993	5,738	80,038
Class C	73,066	1,225,468	69,574	980,987
Class R3	—	—	—	—
Class I	224,941	3,774,997	350,471	4,919,196
	4,423,585	74,235,644	8,667,558	120,868,669
Shares redeemed:
Class A	(1,770,829)	(29,510,158)	(1,175,736)	(16,676,662)
Class B	(26,507)	(444,151)	(63,919)	(912,201)
Class B – automatic conversion to Class A Shares	(2,813)	(47,151)	(1,963)	(28,035)
Class C	(711,779)	(11,901,334)	(627,810)	(8,890,931)
Class R3	(1)	(23)	—	—
Class I	(4,881,073)	(82,061,298)	(2,659,622)	(37,091,713)
	(7,393,002)	(123,964,115)	(4,529,050)	(63,599,542)
Net increase (decrease)	(2,969,417)	$(49,728,471)	4,138,508	$57,269,127

66	Nuveen Investments

	Symphony Credit Opportunities
	For the Period 4/28/10 (commencement of operations) through 9/30/10
	Shares	Amount
Shares sold:
Class A	216,370	$4,311,772
Class C	66,582	1,331,755
Class R3	62,500	1,250,000
Class I	797,250	15,802,658
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,501	30,224
Class C	11	237
Class I	8,333	167,856
	1,152,547	22,894,502
Shares redeemed:
Class A	(641)	(12,940)
Class C	(14)	(283)
Class I	(3,606)	(72,636)
	(4,261)	(85,859)
Net increase (decrease)	1,148,286	$22,808,643

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, derivative and dollar roll transactions) for the fiscal year ended September 30, 2010, were as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Purchases:
Investment securities	$103,530,342	$113,522,189	$195,739,097	$28,562,697
U.S. Government and agency obligations	96,343,501	49,564,297	4,014,825	—
Sales and maturities:
Investment securities	52,149,092	96,389,067	235,669,733	7,295,179
U.S. Government and agency obligations	61,798,458	33,122,520	10,909,020	—

Transactions in call and put options written for Short Duration and Multi-Strategy Core Bond during the fiscal year ended September 30, 2010, were as follows:

	Short Duration		Multi-Strategy Core Bond
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of year	30	$20,250	18	$12,150
Options written	30	20,160	18	12,096
Options terminated in closing purchase transactions	(30)	(20,160)	(18)	(12,096)
Options expired	(30)	(20,250)	(18)	(12,150)
Options outstanding, end of year	—	$—	—	$—

Transactions in call and put swaptions written for Short Duration and Multi-Strategy Core Bond during the fiscal year ended September 30, 2010, were as follows:

	Short Duration		Multi-Strategy Core Bond
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Swaptions outstanding, beginning of year	1	$39,760	1	$19,880
Swaptions written	10	178,381	10	70,602
Swaptions terminated in closing purchase transactions	(6)	(128,950)	(6)	(55,181)
Swaptions expired	(5)	(89,191)	(5)	(35,301)
Swaptions outstanding, end of the year	—	$—	—	$—

Nuveen Investments	67

Notes to Financial Statements (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At September 30, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Cost of investments	$180,376,951	$107,121,394	$141,449,543	$24,841,184
Gross unrealized:
Appreciation	$5,119,940	$4,158,684	$9,259,728	$650,591
Depreciation	(697,162)	(834,390)	(1,304,562)	(91,638)
Net unrealized appreciation (depreciation) of investments	$4,422,778	$3,324,294	$7,955,166	$558,953

Permanent differences, primarily due to federal taxes paid, nondeductible stock issuance costs, return of capital distributions, treatment of notional principal contracts and foreign currency reclassifications resulted in reclassifications among the Funds’ components of net assets at September 30, 2010, the Funds’ tax year-end, as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Capital paid-in	$(385,165)	$(9,234)	$—	$(5,478)
Undistributed (Over-distribution of) net investment income	1,710,956	124,147	645,226	8,360
Accumulated net realized gain (loss)	(1,325,791)	(114,913)	(645,226)	(2,882)

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2010, the Funds’ tax year end, were as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Undistributed net ordinary income*	$—	$2,233,047	$173,838	$121,938
Undistributed net long-term capital gains	—	—	—	—
*	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period September 1, 2010 through September 30, 2010 and paid on October 1, 2010. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2010 and September 30, 2009, was designated for purposes of the dividends paid deduction as follows:

2010	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities**
Distributions from net ordinary income*	$6,138,330	$3,489,912	$13,025,703	$282,480
Distributions from net long-term capital gains	—	—	—	—
Return of capital	385,165	—	—	—

2009	Short Duration	Multi- Strategy Core Bond	High Yield
Distributions from net ordinary income*	$2,405,917	$3,058,328	$10,974,688
Distributions from net long-term capital gains	—	47,004	—
Return of capital	—	—	2,397,036
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	For the period April 28, 2010 (commencement of operations) through September 30, 2010.

68	Nuveen Investments

At September 30, 2010, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Short Duration	High Yield
Expiration:
September 30, 2014	$54,933	$—
September 30, 2015	141,618	119,975
September 30, 2016	—	139,565
September 30, 2017	48,855	6,367,477
September 30, 2018	348,745	—
Total	$594,151	$6,627,017

During the tax year ended September 30, 2010, the following Fund utilized its capital loss carryforwards as follows:

High Yield
Capital loss carryforward utilized	$99,076

The Funds have elected to defer net realized losses from investments incurred from November 1, 2009 through September 30, 2010, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Short Duration	Multi- Strategy Core Bond
Post-October capital losses	$1,356,942	$275,324

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level Fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Short Duration Fund-Level Fee Rate	Multi-Strategy Core Bond Fund-Level Fee Rate	High Yield Fund-Level Fee Rate	Symphony Credit Opportunities Fund-Level Fee Rate
For the first $125 million	.2000%	.3000%	.4000%	.4500%
For the next $125 million	.1875	.2875	.3875	.4375
For the next $250 million	.1750	.2750	.3750	.4250
For the next $500 million	.1625	.2625	.3625	.4125
For the next $1 billion	.1500	.2500	.3500	.4000
For net assets over $2 billion	.1250	.2250	.3250	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. Managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets as to certain funds held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of September 30, 2010, the complex-level fee rate was .1822%.

Nuveen Investments	69

Notes to Financial Statements (continued)

During the period October 1, 2009, through January 31, 2010, the Adviser agreed to reimburse all expenses for Short Duration, Multi-Strategy Core Bond and High Yield other than management fees, 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses. Effective February 1, 2010, the Adviser has agreed to waive fees and reimburse expenses (“Expense Cap”) so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Expense Cap	Expense Cap Expiration Date
Short Duration	.600%	January 31, 2012	*
Multi-Strategy Core Bond	.700	January 31, 2012	*
High Yield	.950	January 31, 2012	*
Symphony Credit Opportunities	.850	January 31, 2013

*	During the fiscal year ended September 30, 2010, the Adviser extended the Fund’s Expense Cap from January 31, 2011 to January 31, 2012.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Symphony. Symphony is compensated for their services to Symphony Credit Opportunities from the management fee paid to the Adviser.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the fiscal year ended September 30, 2010, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Sales charges collected (Unaudited)	$202,922	$189,257	$224,402	$—
Paid to financial intermediaries (Unaudited)	174,837	166,284	200,068	—

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended September 30, 2010, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Commission advances (Unaudited)	$355,417	$117,756	$82,489	$818

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended September 30, 2010, the Distributor retained such 12b-1 fees as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
12b-1 fees retained (Unaudited)	$267,226	$112,395	$127,979	$5,334

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

70	Nuveen Investments

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended September 30, 2010, as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
CDSC retained (Unaudited)	$44,293	$12,458	$22,625	$3

At September 30, 2010, Nuveen owned shares of the Funds as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Class A	—	—	—	62,500
Class C	—	—	—	62,500
Class R3	7,696	7,874	8,188	62,500
Class I	—	—	—	62,500

8. New Accounting Pronouncements

Fair Value Measurements

On January 21, 2010, the Financial Accounting Standards Board issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the footnote disclosures, if any.

Nuveen Investments	71

Financial Highlights

Class (Commencement Date)
		Investment Operations				Less Distributions

SHORT DURATION
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Return of Capital	Total	Ending Net Asset Value	Total Return(b)
Class A (12/04)
2010	$19.74	$.46		$.39	$.85	$(.72)	$—	$(0.05)	$(.77)	$19.82	4.36%
2009	19.31	.56		.72	1.28	(.85)	—	—	(.85)	19.74	7.02
2008	19.40	.84		(.05)	.79	(.88)	—	—	(.88)	19.31	4.03
2007	19.24	.91		.12	1.03	(.87)	—	—	(.87)	19.40	5.49
2006	19.69	.77		(.14)	.63	(1.08)	—	—	(1.08)	19.24	3.29
Class C (12/04)
2010	19.77	.30		.41	.71	(.59)	—	(0.04)	(.63)	19.85	3.65
2009	19.33	.43		.72	1.15	(.71)	—	—	(.71)	19.77	6.27
2008	19.42	.70		(.05)	.65	(.74)	—	—	(.74)	19.33	3.19
2007	19.26	.73		.16	.89	(.73)	—	—	(.73)	19.42	4.71
2006	19.69	.63		(.14)	.49	(.92)	—	—	(.92)	19.26	2.54
Class R3 (8/08)
2010	19.72	.48		.33	.81	(.69)	—	(0.04)	(.73)	19.80	4.06
2009	19.31	.53		.68	1.21	(.80)	—	—	(.80)	19.72	6.82
2008(f)	19.49	—	**	(.04)	(.04)	(.14)	—	—	(.14)	19.31	(.40)
Class I (12/04)(e)
2010	19.71	.50		.39	.89	(.77)	—	(0.05)	(.82)	19.78	4.52
2009	19.30	.61		.70	1.31	(.90)	—	—	(.90)	19.71	7.29
2008	19.38	.88		(.03)	.85	(.93)	—	—	(.93)	19.30	4.29
2007	19.21	.92		.17	1.09	(.92)	—	—	(.92)	19.38	5.82
2006	19.68	.77		(.11)	.66	(1.13)	—	—	(1.13)	19.21	3.46

72	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(d)

$76,629	.90%		2.21%		.78%		2.33%		72%
47,607	1.14		2.44		.65		2.93		117
10,450	1.63		3.26		.64		4.26		90
4,101	1.93		3.37		.62		4.67		138
439	3.41		1.25		.64		4.02		234

50,187	1.65		1.43		1.53		1.54		72
25,215	1.88		1.73		1.40		2.21		117
8,068	2.42		2.54		1.39		3.57		90
2,260	2.42		2.71		1.38		3.76		138
1,067	3.52		1.09		1.36		3.25		234

874	1.15		2.30		1.03		2.42		72
653	1.38		2.29		.90		2.77		117
149	2.98	*	(2.24	)*	.87	*	(.13	)*	90

59,622	.65		2.42		.53		2.53		72
24,164	.86		2.70		.40		3.16		117
14,827	1.36		3.52		.39		4.49		90
9,717	1.34		3.76		.38		4.72		138
9,602	1.44		3.07		.53		3.97		234
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Excluding dollar roll transactions, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	73

Financial Highlights (continued)

Class (Commencement Date)
		Investment Operations			Less Distributions

MULTI-STRATEGY CORE BOND
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/04)
2010	$20.40	$.77	$1.14	$1.91	$(1.04)	$(.02)	$(1.06)	$21.25	9.49%
2009	19.06	.87	1.58	2.45	(.91)	(.20)	(1.11)	20.40	13.76
2008	19.28	.95	(.23)	.72	(.94)	—	(.94)	19.06	3.57
2007	19.29	1.00	(.08)	.92	(.93)	—	(.93)	19.28	4.92
2006	19.73	.88	(.34)	.54	(.98)	—	(.98)	19.29	2.86
Class B (12/04)
2010	20.50	.66	1.11	1.77	(.89)	(.02)	(.91)	21.36	8.74
2009	19.15	.70	1.63	2.33	(.78)	(.20)	(.98)	20.50	12.87
2008	19.34	.85	(.25)	.60	(.79)	—	(.79)	19.15	3.04
2007	19.30	.88	(.06)	.82	(.78)	—	(.78)	19.34	4.35
2006	19.73	.74	(.35)	.39	(.82)	—	(.82)	19.30	2.06
Class C (12/04)
2010	20.42	.63	1.16	1.79	(.89)	(.02)	(.91)	21.30	8.85
2009	19.08	.76	1.55	2.31	(.77)	(.20)	(.97)	20.42	12.91
2008	19.30	.80	(.23)	.57	(.79)	—	(.79)	19.08	2.84
2007	19.29	.84	(.05)	.79	(.78)	—	(.78)	19.30	4.19
2006	19.73	.73	(.35)	.38	(.82)	—	(.82)	19.29	2.01
Class R3 (8/08)
2010	20.39	.80	1.08	1.88	(.99)	(.02)	(1.01)	21.26	9.35
2009	19.04	.80	1.61	2.41	(.86)	(.20)	(1.06)	20.39	13.49
2008(f)	19.05	.05	.09	.14	(.15)	—	(.15)	19.04	.64
Class I (12/04)(e)
2010	20.39	.84	1.11	1.95	(1.09)	(.02)	(1.11)	21.23	9.73
2009	19.05	.83	1.67	2.50	(.96)	(.20)	(1.16)	20.39	14.05
2008	19.28	.86	(.10)	.76	(.99)	—	(.99)	19.05	3.83
2007	19.26	1.01	(.01)	1.00	(.98)	—	(.98)	19.28	5.29
2006	19.72	.86	(.29)	.57	(1.03)	—	(1.03)	19.26	3.03

74	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate(d)

$32,191	1.18%		3.44%		.88%		3.73%		157%
13,740	1.38		3.88		.75		4.50		360
6,787	1.72		3.91		.74		4.90		289
3,281	2.32		3.59		.73		5.17		278
1,282	4.46		.90		.75		4.62		241

2,383	1.96		2.82		1.63		3.17		157
2,416	2.12		3.00		1.50		3.62		360
1,572	2.30		3.36		1.27		4.39		289
474	3.14		2.85		1.42		4.57		278
51	3.54		1.68		1.38		3.84		241

21,085	1.94		2.75		1.63		3.06		157
11,323	2.16		3.29		1.50		3.95		360
2,531	2.48		3.14		1.49		4.14		289
1,578	2.98		2.85		1.48		4.34		278
266	3.65		1.69		1.44		3.90		241

238	1.45		3.53		1.13		3.85		157
182	1.61		3.58		1.00		4.19		360
150	1.76	*	1.00	*	.99	*	1.77	*	289

34,586	.95		3.75		.63		4.07		157
20,516	1.06		3.80		.50		4.36		360
49,336	1.40		3.55		.49		4.47		289
9,689	1.86		3.87		.48		5.24		278
9,623	1.84		3.24		.63		4.44		241
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Excluding dollar roll transactions.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial Highlights (continued)

Class (Commencement Date)
		Investment Operations			Less Distributions

HIGH YIELD
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Return of Capital	Total	Ending Net Asset Value	Total Return(b)
Class A (12/04)
2010	$16.15	$1.44	$1.25	$2.69	$(1.40)	$—	$—	$(1.40)	$17.44	17.31%
2009	16.92	1.30	(.62)	.68	(1.19)	—	(.26)	(1.45)	16.15	5.94
2008	19.55	1.25	(2.41)	(1.16)	(1.35)	—	(.12)	(1.47)	16.92	(6.41)
2007	19.37	1.55	.08	1.63	(1.45)	—	—	(1.45)	19.55	8.61
2006	19.39	1.33	.16	1.49	(1.51)	—	—	(1.51)	19.37	8.01
Class B (12/04)
2010	16.13	1.32	1.24	2.56	(1.27)	—	—	(1.27)	17.42	16.48
2009	16.91	1.22	(.66)	.56	(1.09)	—	(.25)	(1.34)	16.13	5.11
2008	19.53	1.08	(2.37)	(1.29)	(1.25)	—	(.08)	(1.33)	16.91	(7.17)
2007	19.36	1.34	.14	1.48	(1.31)	—	—	(1.31)	19.53	7.82
2006	19.39	1.13	.19	1.32	(1.35)	—	—	(1.35)	19.36	7.07
Class C (12/04)
2010	16.11	1.31	1.25	2.56	(1.27)	—	—	(1.27)	17.40	16.49
2009	16.88	1.20	(.63)	.57	(1.09)	—	(.25)	(1.34)	16.11	5.12
2008	19.51	1.10	(2.40)	(1.30)	(1.22)	—	(.11)	(1.33)	16.88	(7.13)
2007	19.35	1.38	.09	1.47	(1.31)	—	—	(1.31)	19.51	7.72
2006	19.39	1.13	.18	1.31	(1.35)	—	—	(1.35)	19.35	7.01
Class R3 (8/08)
2010	16.13	1.44	1.21	2.65	(1.36)	—	—	(1.36)	17.42	17.05
2009	16.91	1.28	(.64)	.64	(1.17)	—	(.25)	(1.42)	16.13	5.66
2008(e)	18.32	.09	(1.26)	(1.17)	(.17)	—	(.07)	(.24)	16.91	(6.57)
Class I (12/04)(d)
2010	16.13	1.47	1.26	2.73	(1.44)	—	—	(1.44)	17.42	17.62
2009	16.90	1.34	(.62)	.72	(1.23)	—	(.26)	(1.49)	16.13	6.20
2008	19.53	1.31	(2.42)	(1.11)	(1.39)	—	(.13)	(1.52)	16.90	(6.18)
2007	19.35	1.45	.23	1.68	(1.50)	—	—	(1.50)	19.53	8.89
2006	19.40	1.37	.14	1.51	(1.56)	—	—	(1.56)	19.35	8.14

76	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate

$36,443	1.19%		8.49%		1.08%		8.59%		139%
41,921	1.23		8.77		.85		9.15		124
22,339	1.21		6.35		.84		6.72		141
9,100	1.83		6.85		.83		7.85		160
438	1.94		5.87		.85		6.96		115

1,567	1.94		7.76		1.83		7.86		139
1,745	1.95		8.36		1.60		8.72		124
2,585	2.00		5.35		1.59		5.76		141
1,855	2.50		5.86		1.58		6.78		160
217	2.69		4.86		1.57		5.97		115

35,016	1.94		7.74		1.84		7.84		139
32,131	1.97		8.08		1.60		8.45		124
20,690	1.99		5.50		1.59		5.91		141
8,620	2.54		6.06		1.58		7.02		160
678	2.69		4.89		1.59		5.99		115

145	1.44		8.46		1.34		8.56		139
132	1.46		8.75		1.10		9.12		124
138	1.70	*	2.44	*	1.07	*	3.07	*	141

73,974	.92		8.67		.80		8.79		139
108,222	.97		9.09		.60		9.45		124
77,255	.97		6.64		.59		7.03		141
10,534	1.43		6.51		.58		7.35		160
9,692	1.44		6.39		.76		7.06		115
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	77

Financial Highlights (continued)

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY CREDIT OPPORTUNITIES
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (4/10)
2010(d)	$20.00	$.45	$.43	$.88	$(.46)	$—	$(.46)	$20.42	4.48%
Class C (4/10)
2010(d)	20.00	.38	.43	.81	(.41)	—	(.41)	20.40	4.12
Class R3 (4/10)
2010(d)	20.00	.43	.42	.85	(.44)	—	(.44)	20.41	4.34
Class I (4/10)
2010(d)	20.00	.47	.44	.91	(.48)	—	(.48)	20.43	4.61

78	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate

$4,436	1.74	%*	4.65	%*	1.09	%*	5.31	%*	68%

1,359	2.93	*	3.44	*	1.84	*	4.53	*	68

1,276	2.45	*	3.92	*	1.34	*	5.04	*	68

16,385	1.16	*	5.21	*	.84	*	5.54	*	68
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period April 28, 2010 (commencement of operations) through September 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	79

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	205
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	205
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	205
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	205
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	205
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	205
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	205

80	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	205

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.	205
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	205
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Global Client Private Group (since 2007); Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	205
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	205

Nuveen Investments	81

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	205
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., and Nuveen Investments Holdings, Inc.; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	205
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2003) of Nuveen Asset Management.	205
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management.	205
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	205
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of Nuveen Asset Management.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

82	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Funds (other than the Nuveen Symphony Credit Opportunities Fund (the “Credit Opportunities Fund”), which is new), including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each, an “Advisory Agreement”) between each such Fund and Nuveen Asset Management (the “Adviser”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting. The initial advisory agreement between the Adviser and the Credit Opportunities Fund and the initial sub-advisory agreement between the Adviser and Symphony Asset Management LLC (the “Sub-Adviser”) on behalf of such Fund were approved separately at a meeting of the Board of such Fund held on February 26-28, 2010.

The discussion of the approvals for the Funds other than the Credit Opportunities Fund is set forth below in Section I, followed by the discussion in Section II of the approval for the Credit Opportunities Fund.

I.

Nuveen Short Duration Bond Fund

Nuveen Multi-Strategy Core Bond Fund

Nuveen High Yield Bond Fund

With respect to the Funds listed above (for purposes of this Section I, the “Funds”), in evaluating the applicable Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and the Adviser, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Adviser’s organization and business; the types of services that the Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the Funds (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including the development of new practices and coordination among business units with respect to large shareholder transactions, streamlining the classes offered, and adding funds to various distribution platforms.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by the Adviser and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered the Adviser’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and Adviser

The Board considered the performance results of the Funds over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Funds’ total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. Moreover, the Board reviewed the peer ranking of the taxable fixed income funds advised by the Adviser in the aggregate. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group.

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. In this regard, the Independent Board Members noted that the Nuveen Short Duration Bond Fund and the Nuveen Multi-Strategy Core Bond Fund each generally demonstrated favorable performance in comparison to peers; although they fell within the third quartile for the one-year period, they performed in the top quartile for the three-and five-year periods. In addition, the Independent Board Members noted that the performance of the Nuveen High Yield Bond Fund over time was satisfactory compared to peers, falling within the second or third quartile over various periods.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Independent Board Members noted that each Fund had net management fees and/or a net expense ratio below, at or near (within 5 basis points or less) the peer average of its Peer Group or Peer Universe. Notwithstanding the foregoing, the Independent Board Members recognized that each Fund received significant management fee waivers and/or expense reimbursements.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Adviser to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board

84	Nuveen Investments

Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to the Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of the Funds, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Adviser in managing the assets of the Funds and other clients. The Independent Board Members noted that the Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” the Adviser intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by the Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

II.

Nuveen Symphony Credit Opportunities Fund

The Board is responsible for approving advisory arrangements for the Credit Opportunities Fund (for purposes of this Section II, the “Fund”) and, at a meeting held on February 26-28, 2010 (for purposes of this Section II, the “Meeting”), was asked to approve the advisory arrangements for the Fund. At the Meeting, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (the “Investment Management Agreement”) between the Fund and the Adviser and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser on behalf of the Fund. For purposes of this Section II, the Sub-Adviser and the Adviser are each hereafter a “Fund Adviser” and the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	the profitability of Nuveen Investments, Inc. (“Nuveen”) (which incorporated Nuveen’s wholly-owned affiliated sub-advisers);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Adviser made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements with the respective Fund Advisers for the Fund. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background, experience and track record of the Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, the Adviser is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the

86	Nuveen Investments

operations of the Fund. In addition to investment management services, the Adviser and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Adviser would oversee the Sub-Adviser.

In evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. In addition, the Board Members recognized the Sub-Adviser’s experience and established philosophy and process with strategies similar to those anticipated for the Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund is new and therefore does not have its own performance history. However, the Independent Board Members are familiar with each Fund Adviser’s performance record on other Nuveen funds. The Independent Board Members were provided with certain performance information pertaining to senior loan mandates and to senior loan and multi-strategy sleeves of certain other Nuveen funds, in each case managed by the Sub-Adviser. This information included returns for such mandates and sleeves and their respective benchmarks for 2007, 2008, 2009 and the three-year and five-year (as applicable) periods ending January 31, 2010.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable funds. The Independent Board Members also considered the proposed sub-advisory arrangement of the Fund. In this regard, in considering fees, the Board, as noted above, recognized the Sub-Adviser’s experience, philosophy and process with strategies similar to those expected for the Fund.

The Independent Board Members also considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees the Adviser assesses to other clients. Such other clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the advisory fees of the Sub-Adviser, the Independent Board Members are familiar with the pricing schedule the Sub-Adviser charges for similar investment management services for other clients, including those for which the Sub-Adviser uses a strategy similar to that anticipated for the Fund.

3. Profitability of Nuveen

In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. They also reviewed the Form 8-K filed by Nuveen on January 12, 2010 and the Form 10-Q filed by Nuveen on November 12, 2009 (for the period ending September 30, 2009). The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund’s shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits that the Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by such Fund’s principal underwriter, an affiliate of the Adviser, including fees to be received pursuant to any 12b-1 plan.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. With respect to the Adviser, the Independent Board Members noted that the Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” the Adviser intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

88	Nuveen Investments

Notes

Nuveen Investments	89

Notes

90	Nuveen Investments

Notes

Nuveen Investments	91

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

92	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The following federal income tax information is provided with respect to the Funds’ distributions paid during the taxable year ended September 30, 2010: Nuveen Short Duration Bond Fund, Nuveen Multi-Strategy Core Bond Fund and Nuveen High Yield Bond Fund hereby designate approximately 100%, 81%, and 100% (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended September 30, 2010.

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (“FINRA”) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	93

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed more than $160 billion of assets on September 30, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Inv\estments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-INV3-0910D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended September 30, 2010	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Multi-Strategy Income Fund	31,934	0	2,750	0
High Yield Bond Fund	32,524	0	2,750	0
Short Duration Bond Fund	32,854	0	2,750	0
Symphony Credit Opportunities Fund [5]	9,775	0	0	0

Total	$107,087	$0	$8,250	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The Fund commenced operations April 28, 2010.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Multi-Strategy Income Fund	0%	0%	0%	0%
High Yield Bond Fund	0%	0%	0%	0%
Short Duration Bond Fund	0%	0%	0%	0%
Symphony Credit Opportunities Fund [1]	0%	0%	0%	0%

[1]	The Fund commenced operations April 28, 2010.

Fiscal Year Ended September 30, 2009	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Multi-Strategy Income Fund	34,468	0	4,100	0
High Yield Bond Fund	58,511	0	7,750	0
Short Duration Bond Fund	29,636	0	4,100	0
Symphony Credit Opportunities Fund [5]	N/A	N/A	N/A	N/A

Total	$122,615	$0	$15,950	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The Fund commenced operations April 28, 2010.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Multi-Strategy Income Fund	0%	0%	0%	0%
High Yield Bond Fund	0%	0%	0%	0%
Short Duration Bond Fund	0%	0%	0%	0%
Symphony Credit Opportunities Fund [1]	N/A	N/A	N/A	N/A

[1]	The Fund commenced operations April 28, 2010.

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

        The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended September 30, 2010	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2009	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

        The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended September 30, 2010	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Multi-Strategy Income Fund	2,750	0	0	2,750
High Yield Bond Fund	2,750	0	0	2,750
Short Duration Bond Fund	2,750	0	0	2,750
Symphony Credit Opportunities Fund [1]	0	0	0	0

Total	$8,250	$0	$0	$8,250

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The Fund commenced operations April 28, 2010.

Fiscal Year Ended September 30, 2009	Total Non-Audit Fees Billed to Trust	Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Multi-Strategy Income Fund	4,100	0	0	4,100
High Yield Bond Fund	7,750	0	0	7,750
Short Duration Bond Fund	4,100	0	0	4,100
Symphony Credit Opportunities Fund [1]	N/A	N/A	N/A	N/A

Total	$15,950	$0	$0	$15,950

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The Fund commenced operations April 28, 2010.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date December 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date December 8, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date December 8, 2010